As filed with the Securities and Exchange Commission on November 12 , 2024

File No. 333-[   ]

File No. 811-24022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No.

Post-Effective Amendment No.

C1 Fund Inc.

(Exact Name of Registrant as Specified in Charter)

228 Hamilton Avenue, Third Floor
Palo Alto, CA 94301
Tel: (650) 374-7800
(Registrant’s Telephone Number, including Area Code)

David Hytha
Chief Financial Officer
C1 Fund Inc.
228 Hamilton Avenue, Third Floor
Palo Alto, CA 94301
Tel: (650) 374-7800
(Name and Address of Agent for Service)

WITH COPIES TO:

Wendell M. Faria, Esq. Dentons US LLP 1900 K Street NW Washington, DC 20006 Tel: (202) 496-7500 Fax: (202) 496-7756	Joshua B. Deringer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 Tel: 215-988-2700
David L. Williams Faegre Drinker Biddle & Reath LLP 320 South Canal Street, Suite 3300 Chicago, Illinois 60606, USA Tel: (312) 569-1107

Ben A. Stacke, Esq. Faegre Drinker Biddle & Reath LLP 90 South Seventh Street Minneapolis, MN 55402 Tel: (612) 766-6836

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☐

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED November 12, 2024

PRELIMINARY PROSPECTUS

C1 Fund Inc.

[10,000,000] Shares of Common Stock

$[10] per Share

This prospectus relates to the registration of the offering of up to [ ● ] shares of the common stock of C1 Fund Inc. (the “Company”). We have applied to list our common stock on the New York Stock Exchange (“NYSE”) under the symbol “[CFND]”. The listing of our shares must be approved by NYSE prior to any trading of our shares on NYSE.

No established public trading market for our common stock currently exists and shares of our common stock have no history of trading in private transactions.

We intend to invest in a portfolio of what we believe to be 30 of the top digital asset services and infrastructure companies. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. Under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the digital asset services and technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer. We will invest principally in the equity and equity-linked securities of what we believe to be rapidly growing emerging digital asset services and technology companies, located primarily in the United States, Europe and Asia, not including China, Hong Kong or Macao. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain companies in other jurisdictions that otherwise meet our investment criteria.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. In addition, we may purchase units or shares of private funds, including venture capital funds and private equity funds (each, a “Private Fund”), to gain economic exposure to private companies that invest in the digital asset sector. We will limit our investments in such Private Funds to no more than 15% of the value of our total assets. We will provide notice to investors at least 60 days before making any such Private Fund investments.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also will deploy capital into equity-related and equity-linked securities, including forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company.

We are a recently-formed Maryland corporation that is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We intend to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2024. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements.

i

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Risk Factors” section beginning on page [ ● ] of the prospectus. In addition, please observe the following:

●	Shares of closed-end investment companies frequently trade at a discount to their net asset values.

●	If shares of our common stock trade at a discount to our net asset value, purchasers in this offering will face increased risk of loss.

●	As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other registered investment companies that primarily make debt investments.

●	There are significant potential risks associated with investing in digital asset services and infrastructure companies that operate in markets with limited operating histories, rapidly evolving technologies, uncertain and incomplete regulatory regimens in the United States and in other jurisdictions, and are subject to high degrees of volatility. See “Risk Factors-Risks Associated with Our Investments- Risks associated with the digital asset industry” on pages ● - ● of this prospectus.

●	As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors with acceptable limits. This constitutes leverage. It may magnify the potential for gain or loss and increase the risk of investing in our common stock. See “Risk Factors-Risks Related to Leverage” on pages ● - ● of this prospectus.

	Per Share		Total(1)
Public offering price	$	[ ]	$
Sales load(2)	$	[ ]	$
Proceeds, after expenses, to the Company	$	[ ]	$

(1) The underwriters are obligated to purchase all the common shares sold in the offering, which represent 90% of the outstanding voting securities of the Company. In addition, under the terms of the Underwriting Agreement, the Company has granted the underwriters an option, exercisable within 30 days after the closing of the offering (“Closing”), to acquire up to an additional 15% of the total number of common shares to be offered by the Company in the offering, solely for the purpose of covering over-allotments (the “Over-allotment Option”). If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Company, will be $[     ], $[    ] and $[    ], respectively. See “Underwriting.” Investors purchasing Common Shares in this offering will not be charged a sales load.

(2) In connection with and upon closing of the offering, the Company has agreed to pay the underwriter a cash fee equal to seven percent (7.00%) of the gross proceeds from the sale of common shares in the offering. This fee will be reduced by the amount of pre-offering fees the Company paid Benchmark for assessing the viability of the public offering and for assisting with this offering.

The underwriter expects to deliver the Common Shares to purchasers on or about [    ].

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 228 Hamilton Avenue 3rd Floor, Palo Alto, CA 94301, calling us at (650) 374-7800 or visiting our corporate website located at https://c1fund.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Benchmark Company

The date of this prospectus is           , 2024

ii

We have not authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

iii

PROSPECTUS SUMMARY

The Company	C1 Fund Inc. is a recently-formed, non-diversified, closed-end management investment company with a limited operating history. Throughout this prospectus, we refer to C1 Fund Inc. simply as the “Company” or as “we,” “us” or “our.”

Investment Advisers	C1 Advisors LLC (the “Adviser”), a Delaware limited liability company, serves as the Company’s investment adviser pursuant to an Investment Advisory Agreement. The Adviser is wholly owned by C1 Holdings LLC (the “Sponsor”), a Cayman Islands exempted company, which is 90% owned by members of our management team. Under the Investment Advisory Agreement, we will pay the Adviser a management fee (the “Management Fee”), payable quarterly, at the end of the two most recently completed calendar quarters, in an amount equal to [2.50]% of our average gross assets. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts.

Adviser’s Investment Committee	The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Dr. Najamul Kidwai, Michael Zhao, and Michael Lempres and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for evaluating and selecting all investment opportunities on behalf of the Company. The Investment Committee’s members may change from time to time as designated by the Adviser.

Market Opportunity	We believe that the financial world is in the midst of a revolution driven by digital asset technology. Digital asset technology has the potential to extend into every sector, market, and geography. The opportunity for high-growth privately held digital asset services and technology companies extends across a broad spectrum. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Thus, the Adviser will actively seek out promising investments across a diverse selection of new digital asset technology subsectors.

Investment Objective	Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We intend to achieve this objective by investing in a portfolio of what we believe to be 30 of the top digital asset services and technology companies. There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board of Directors without prior stockholder approval provided that any changes in our investment objective are communicated to our stockholders at least 30 days prior to such change taking place.

Investment Strategy

Under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the digital asset services and technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer. We will invest principally in the equity and equity-linked securities of what we believe to be rapidly growing privately held emerging digital asset services and technology companies, located primarily in the United States, Europe, and Asia not including China, Hong Kong, or Macao. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. We concentrate our investments in companies operating in one or more industries within the digital asset technology group of industries. To achieve our investment objective, we will leverage the Adviser’s extensive network of relationships with other sophisticated institutions to source and evaluate investments.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component primarily through secondary purchases and select primary investments. In addition, we may purchase units or shares of private funds, including venture capital funds and private equity funds (each, a “Private Fund”), to gain economic exposure to private companies that invest in the digital asset technology sector. We will limit our aggregate investments in such Private Funds to no more than 15% of the value of our net assets in accordance with the requirements set forth in existing SEC rules. As of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors at least 60 days before making any such investments.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also will deploy capital into equity-related and equity-linked investments such as ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company.

We intend to achieve our investment objective by adopting the following investment strategies:

●     Identify high quality growth companies. Based on our experience in analyzing digital asset services and technology trends and markets, we have identified growth-stage and late-stage privately held companies as opportunities where we believe companies are capable of producing substantial growth.

●     Acquire potential investments from a variety of industry sources. We will further rely on our collective industry knowledge as well as an understanding of where leading venture capitalists and other institutional investors are investing. We will leverage a combination of our relationships in the widely disbursed digital asset services and technology sector and use independent research to identify companies that we believe are differentiated and best positioned for sustained growth. We will continue to expand our sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals. We will be targeting businesses that have been shown to provide scaled valuation growth before a potential IPO or strategic exit.

●     Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we will utilize multiple methods to acquire equity stakes in private companies that are not available to most individual investors.

●     Create access to a varied investment portfolio. We will seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company or industry. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Investment Types

Private secondary marketplaces and primary (direct) share purchases.   We will utilize direct channels, funds and private secondary marketplaces, such as Forge, SharesPost and CartaX, as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also will purchase common and occasionally preferred shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry and established history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

Some of our investments may be held through special purpose vehicles (“SPVs”), which are private investment vehicles formed to invest in a particular portfolio company. Investments in SPVs are common in the venture capital industry and are an efficient way to pool capital with other investors in order to invest in a single issuer. SPVs that we may invest in are not controlled by us and are not subsidiaries.

Direct equity investments. We will seek select, direct investments in private companies, especially of companies considering a future IPO. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the digital asset services and technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

No Direct Investments in Unregulated Cryptocurrencies. We will not invest directly in any cryptocurrencies or other digital assets instruments that are not registered with the SEC. We may from time to time invest uninvested capital in select, SEC-registered exchange-traded funds (“ETFs”) that hold digital assets, such as Bitcoin or Ether. We intend to make any such investment in accordance with the following statutory limits: (i) we will acquire no more than 3% of the outstanding voting securities of any such ETF; (ii) our investment in such an ETF will comprise no more than 5% of the value of our total assets at time of acquisition; and (iii) our investment in such an ETF, together with our investment in other investment companies, will comprise no more than 10% of the value of our total assets. We may, however, invest in ETFs and other investment companies beyond the foregoing limits, provided that (i) our investment in investment companies in the aggregate will comprise no more than 15% of the value of our total assets, and (ii) we will comply in any such case with the conditions set forth in existing SEC rules, including the requirement to “mirror vote” shares held in any particular ETF or other investment company.

Investment Process

Investment Targeting and Screening

We will identify prospective portfolio companies by ranking private digital asset technology companies worth approximately [ $500 million or more ] by market capitalization, then filtering and weighting by a set of growth and health metrics.

While no single metric will be determinative, we will look at the following key growth and health metrics for prospective portfolio companies:

●     company has recently raised capital from what we believe to be reputable institutional or private investors;

●     any outstanding preferred stock liquidation preference must be strong relative to market capitalization;

●     company’s financial structure must not be overly complex (e.g. ratchets with significant penalties, heavy debt loads) such that it would create undue risk of impending financial distress;

●     company’s corporate structure and governance must be transparent and comparable with standard corporate structures;

●     company’s executive team must not have had relatively high turnover over the past 12 months;

●     company must have developed a clear and actionable growth strategy; and

●     company must have a plan for regulatory compliance.

Investment opportunities that meet our key health criteria will be validated against the observed behavior of leading venture capitalists and institutional investors, as well as through our own internal and external research.

Based on our key growth and performance criteria, we will identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

Once we identify the leading companies in the sector that we believe warrant more in-depth analysis, we will focus on evaluating potential portfolio companies across a spectrum of metrics that assess key indicators of each company’s health and growth among several other factors, which collectively characterize our proprietary investment process.

Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, business models, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

We may also look at indicators of company culture, including healthy diversity metrics, strong cultural health and employee reviews, and positive environmental, social, corporate governance impact, depending on the nature of the company’s business and if, in our determination, there is reason to believe that these factors should be examined.

As part of the due diligence process, we will also look at the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

Each prospective portfolio company that will pass our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we will review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or by a direct equity investment. We will access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We will utilize a combination of each of these sources to help us set a target price and valuation for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we will select investments for inclusion in our portfolio based on their value proposition, addressable market, fundamentals and valuation. We will seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally will choose to pursue specific investments based on the availability of shares and valuation expectations. We will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly will evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We will monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment.

Proposed Symbol on NYSE	“[CFND]”.

Distributions	The timing and amount of our dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future dividends, if any, will be determined by our Board. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Taxation

We intend to elect to be treated as a RIC for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2024, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

●       derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

●       maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends for U.S. federal income tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to stockholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we may be subject to a nondeductible 4% U.S. federal excise tax. We may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay the 4% U.S. federal excise tax on such income. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage	We may use leverage to the extent permitted by the Investment Company Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the Investment Company Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the Investment Company Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. The Company does not expect to incur leverage within the 12 months following effectiveness of the registration statement on Form N-2, of which this prospectus forms a part (the “Registration Statement”).

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan for our stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.

Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Administrator	[______________] (the “Administrator”) serves as our administrator subject to the supervision of the Board pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Services Agreement. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional open-end and closed-end funds.

Custodian, Transfer and Dividend Paying Agent and Registrar	[ ] serves as our custodian, and [ ] serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Summary Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include:

General Risks

●       We have a limited operating history as a closed-end investment company.

●       There can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus.

●       Our success will depend, in large part, upon the skill and expertise of the Adviser, which has no prior experience managing a registered closed-end investment company.

●       Our investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities and will not necessarily result in our investments being successful.

●       The marketplace for private company investing is extremely competitive, which makes it difficult to locate and compete for investment opportunities.

●       We may invest in non-U.S. companies that might be subject to different regulatory and legal requirements than U.S. companies.

●       Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

●       Any unrealized losses we experience on our portfolio may be an indication of future realized losses.

●       Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and noncompliance with such regulations may adversely affect us.

●       If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.

Risks associated with our investment strategy

●       We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.

●       Our success as a whole depends on the identification and availability of suitable investment opportunities and terms and there can be no assurance that appropriate investments will be available to, or identified or selected by, us.

●       Our investments can be highly concentrated by (i) geography; (ii) asset type; (iii) sector, affecting diversification of our portfolio.

●       We may be unable to make follow-on investments in our portfolio companies which could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.

●       The Adviser anticipates that, from time to time, it and its affiliates may be named as defendants in civil proceedings which would consume time and resources and could jeopardize the successful closing of transactions.

Risks associated with our investments

●       We intend to invest primarily in rapidly growing private companies, which involve significant risks, including the following:

●       these portfolio companies may have limited financial resources;

●       they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses;

●       they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●       because they are privately owned, there is generally little publicly available information about these businesses;

●       they are more likely to depend on the management talents and efforts of a small group of persons; and

●       such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions.

●       The securities of our portfolio companies are generally illiquid, and the inability of these portfolio companies to complete an initial public offering or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, which may adversely affect the value of these investments, and will delay the distribution of gains, if any.

●       We invest primarily in securities traded on private secondary marketplaces which are considered riskier than securities of publicly traded companies due to the differences in their valuations. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

●       We may not realize gains from our equity investments.

●       The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of gains, if any.

●       We will generally not hold controlling equity interests in our portfolio companies.

●       We rely on the management of our portfolio companies and, although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective.

●       Only limited information may be made available to us regarding our investments in potential portfolio companies.

●       Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities.

●       We may be exposed to substantial risk of loss from environmental claims arising from investments made in companies with undisclosed or unknown environmental problems or with inadequate reserves, as well as from occupational safety issues and concerns.

●       We may face contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Risks associated with the digital asset industry

●       The operations of our portfolio companies will be subject to risks associated with the digital asset sector.

●       Recent developments in the digital asset economy have led to extreme volatility and disruption, decreased confidence in the digital asset ecosystem, significant negative publicity, and declines in liquidity.

●       We may invest in other funds, such as SEC-registered ETFs, that hold digital assets, such as Bitcoin or Ether, and the value of the digital assets and the ETFs that hold them may be highly volatile and subject to fluctuations due to a number of factors.

●       Due to the unregulated nature and lack of transparency surrounding the operations of some digital asset trading platforms, our portfolio companies may experience fraud, market manipulation, business failures, security failures, or operational problems.

●       Our portfolio companies may be impacted by the activities of stablecoin issuers and their regulatory treatment.

●       The future development and growth of the digital asset sector is subject to a variety of factors that are difficult to predict and evaluate.

●       Our portfolio companies will be subject to an extensive, highly evolving and uncertain regulatory landscape.

●       Our portfolio companies that operate internationally may be subject to laws, rules, regulations, and policies of a variety of jurisdictions and may be subject to inquiries, investigations, and enforcement actions by U.S. and/or non-U.S. regulators and governmental authorities, including those related to sanctions, export control, and anti-money laundering.

●       Any failure by our portfolio companies to safeguard and manage their and their customers’ fiat currencies and digital assets could adversely impact their business, operating results, and financial condition.

●       We may invest in portfolio companies that are at risk of being exploited to facilitate illegal activity such as fraud, money laundering, gambling, tax evasion, and scams.

●       Our portfolio companies may hold their investments in decentralized finance (“DeFi”) protocols and may suffer losses if such protocols do not function as expected.

●       Due to unfamiliarity and some negative publicity associated with digital asset platforms, confidence or interest in digital asset platforms may decline.

●       The digital asset economy is novel, and policymakers are just beginning to consider the regulatory regime for digital assets, and as a result it may be difficult to effectively react to proposed legislation and regulation of digital assets or digital asset platforms adverse to our business.

Risks associated with the transaction structures in which we invest

●       We may use a variety of structures to gain exposure to the economic benefits of stock ownership in underlying portfolio companies. The following sets out some of the risk factors associated with the structures of our investments.

●       We may invest in “forward contracts” that involve stockholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability to enforce the transfer and payment obligations of forward contracts may be limited.

●       Subject to applicable limits, we may purchase units or shares of Private Funds or acquire shares in SPVs to gain economic exposure to private companies in the technology sector. Investing through such structure carries additional risk. We may acquire up to 3% of the outstanding voting securities of any Private Fund, and invest up to 5% of the value of our total assets in a Private Fund. We may invest up to 15% of the value of our total assets in the aggregate in Private Funds.

General Market and Regulatory Risks

●       Political and economic events could adversely affect our business, financial condition and results of operations.

●       Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

●       Our portfolio company investments will be subject to legal and regulatory risks and there can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the portfolio companies in which we invest.

●       Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our and our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Risks related to investing in the Company

●       We expect to hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation.

●       We have indemnification obligations and such liabilities may be material and have an adverse effect on the returns to investors.

●       Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our stockholders.

●       The investment team of the Adviser may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.

●       We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our Directors who are not interested persons and, in some cases, the prior approval of the SEC.

Risks related to the listing of our shares

●       Our stock price may be volatile, and could decline significantly and rapidly;

●       An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them;

●       There is not a fixed or determined number of shares of common stock available for sale in connection with the registration and the listing of our shares of common stock. Therefore, there may initially be a lack of supply of, or demand for, shares of our common stock on the NYSE.

Risks related to our securities and this offering

●       Common stock of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

●       If we issue preferred stock, the NAV and market value of our shares will likely become more volatile.

Risks related to leverage

●       We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

●       Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks related to U.S. Federal Income Tax

●       We will be subject to U.S. federal income tax at corporate rates on all of our net income if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code.

●       A portion of our income may not be qualifying income for purposes of the income source requirement.

●       We may earn income without corresponding receipt of cash, which may make it difficult for us to meet the distribution requirements for taxation as a RIC or for avoiding excise taxes.

●       We cannot predict how tax reform legislation will affect us or our stockholders.

See “Risk Factors” section beginning on page [ ● ] of this prospectus and other information included in this prospectus for additional discussion of factors you should consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Company’s first year of operations and assume that the Company issues [   ] Common Shares. If the Company issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Company’s Common Shares, which could adversely impact the investment performance of the Company. Accordingly, the Company’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $[   ]. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.

Annual expenses:	Percentage of net assets attributable to common stock
Management Fee payable under the Investment Advisory Agreement	2.50	%(1)
Interest payments on borrowed funds	‒	%(2)
Acquired Fund Fees and Expenses	‒	%(3)
Other Expenses	2.50	%(4)
Total annual expenses	5.00	%(4)

(1)	Under the Investment Advisory Agreement, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to an annualized rate of 2.50% of our average gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts, if any. See “Management — Investment Advisory Agreement.”

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets). The estimate of our Management Fee referenced in the table is based on our average gross assets (including assets purchased with borrowed money) of $[             ].

(2)	Within the first 12 months following the effectiveness of this registration statement, we do not intend to borrow money or issue debt securities or preferred shares.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. [ The amounts under this line item are estimated to be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.]

(4)	Includes accounting, legal and auditing fees of the Company, organizational and offering costs, expenses related to the Company’s dividend reinvestment plan, as well as fees paid to the Administrator, the transfer agent, the custodian and the independent directors. We based these expenses on estimated amounts for the fiscal year ending December 31, 2024.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$50	$150	$249	$499

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

THE COMPANY

We are a recently-formed, non-diversified, closed-end management investment company registered under the Investment Company Act. We were formed on August 16, 2024, as a corporation under the laws of the State of Maryland. Our principal office is located at 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301, and our telephone number is (650) 374-7800. The Trust intends to list the Common Shares on the NYSE, subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “[CFND].”

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately [$ ] ([$ ]if the underwriters exercise the overallotment option in full). We intend to invest the proceeds of any sale of shares, not including the amount of any fees and expenses (including, without limitation, those described in the section captioned “Fees and Expenses”), in accordance with the investment objectives and strategies set forth in this Prospectus. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could adversely affect the value of our shares.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

General Risks

No operating history as a closed-end investment company

We are a non-diversified, closed-end management investment company with no operating history. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.

Risk of operating as a non-diversified, management investment company

We are classified as a non-diversified, management investment company within the meaning of Section 5(b)(2) of the Investment Company Act. As such, we do not have the benefits the Investment Company Act provides for a management company that is diversified in the manner provided in Section 5(b)(1) of this Act. Section 5(b)(1) requires at least 75% of the value of total assets of a diversified company to consist of cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. In addition, Section 5(b)(1) provides that in calculating the 75% amount, the management investment company may not invest more than 5% of the value of its total assets in any one issuer, and nay not acquire more than 10% of the outstanding voting securities of this issuer. As a non-diversified management investment company, therefore, we are exposed to the risks that arise from investing in issuers beyond the limits set forth in Section 5(b)(1).

No assurance of investment return

The types of investments that we make involve a high degree of risk. In general, financial and operating risks confronting our portfolio companies can be significant. We cannot provide assurance that we will be able to choose, make or realize investments in any particular company or portfolio of companies. Moreover, while the type of investments that we make offers the possibility of substantial returns, such investments also involve a high degree of financial risk and can result in substantial or total capital losses.

In addition, there can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus. The performance and appreciation of the investments that comprise our portfolio will depend on the successful operation of the companies in which we invest, prevailing interest rates, and other market conditions over which we and the Adviser will have no control. Returns generated from our investments may not adequately compensate investors for the business and financial risks assumed, and an investor may lose all or a part of its investment in our shares.

Reliance on the Adviser

The Adviser has no prior experience managing a registered closed-end investment company. The Adviser provides us with management and advisory services and makes investment decisions on our behalf. Investors will have no role in making decisions with respect to the management, disposition or other realization of any investment, or decisions regarding our business and affairs. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser and its investment professionals. Furthermore, the investment professionals will not focus exclusively on our operations and may have responsibility for other managed investment funds.

The Adviser’s team of investment professionals will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of this prospectus. The Adviser’s team of investment professionals is currently composed of Dr. Najamul Kidwai, Michael Zhao, and Michael Lempres, each of whom serve on the Investment Committee. There can be no assurance that the investment and other professionals upon which the Adviser relies will continue to be associated with the Adviser while the Adviser serves as our investment adviser. Our future success will depend to a significant extent on the continued service and coordination of the Adviser’s team of investment professionals. If the Adviser’s team of investment professionals does not maintain their existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser’s team of investment professionals has relationships are not obligated to provide us with investment opportunities. Therefore, the Adviser can offer no assurance that such relationships will generate investment opportunities for us. Furthermore, the Adviser cannot assure investors that the Adviser will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities.

When conducting due diligence and investment research, we may be required to evaluate important and complex business, financial, tax, accounting, environmental, social, governance and legal metrics. Outside consultants, legal advisors, accountants and investment banks may be involved in the due diligence and investment research process in varying degrees depending on the type of investment. When conducting due diligence and investment research and making an assessment regarding an investment, the Adviser may rely on information provided by such persons, or by the management of the target of the investment or their advisors. The due diligence investigation and investment research that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity, may lead to inaccurate or incomplete conclusions, or may be manipulated by fraud. Moreover, such an investigation will not necessarily result in the investment being successful.

Competition for investment opportunities; difficulty of locating suitable investments and meeting investment objective

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than we are and have considerably greater financial, technical and marketing resources than we do. We may be at a competitive disadvantage with our competitors in a particular sector or investment, as some of them have greater capital, lower targeted returns, a greater willingness to take on risk, more personnel or greater sector or investment strategy specific expertise. We may be unable to find a sufficient number of attractive opportunities to meet our investment objective and there is no assurance as to the timing of investments. The Adviser expects us to benefit from its relationships and experience making investments; however, there can be no assurance that the Adviser will be able to maintain or draw upon such relationships, which could have an adverse effect on our ability to find suitable investments and otherwise achieve our investment objective. Furthermore, the Adviser will emphasize or de-emphasize different aspects of its investment strategy from time to time, and refine or add to our investment strategy, to respond to changes in market conditions, and there can be no assurance that the Adviser will follow the investment strategy and process described herein for every investment.

Non-U.S. investments risk

Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to the following: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities; and (vi) difficulties in enforcing legal judgements in foreign courts. Laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by us.”

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures that have been adopted by our Board.

Our valuation policies and procedures, as adopted by the Board, are designed to achieve the following objectives: (1) to periodically assess any material risks associated with the determination of the fair value of our investments and to manage these risks; (2) to select and apply a methodology for determining the fair value of our investments and to periodically review the appropriateness and accuracy of this methodology, as well as to monitor for circumstances that may necessitate the use of fair value; (3) to test the appropriateness and accuracy of the fair value methodology that has been selected; and (4) to oversee pricing service providers, if used, including establishing the process for approving, monitoring, and evaluating each pricing service provider. Consistent with applicable requirements, the Board has designated the Adviser as Valuation Designee (“Valuation Designee”) under our valuation policies and procedures to perform the fair value determination for all our investments. The Board will retain responsibility to oversee the Adviser in performing its role as Valuation Designee. The Adviser, however, will be required to submit quarterly and annual reports relating to its function as Valuation Designee. In addition, it will be required to provide to promptly notify the Board if matters that materially affect the fair value of the portfolio of investments occur, including a significant deficiency or material weakness in the design or effectiveness of the Adviser’s fair valuation determination process or material errors in the calculation of net asset value within five days after the Adviser becomes aware of the matter.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and the Adviser may have a conflict of interest in making fair value determinations. To minimize the possibility of conflict, however, the Adviser will specify the titles of persons responsible for determining the fair value of particular investments (including by specifying the particular functions for which they are responsible) and will reasonably segregate fair value determinations from the portfolio management function by mandating that portfolio managers may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to our investments.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser as the valuation designee pursuant to policies and procedures approved by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations. This could result in realized losses in the future.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We are required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal control over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.

Risks Associated with Our Investment Strategy

Investment methodology

We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.

Identification of appropriate investments

Our success as a whole depends on the identification and availability of suitable investment opportunities and terms. The availability and terms of investment opportunities will be subject to market conditions, prevailing regulatory conditions in regions where we may invest, and other factors outside our control. In addition, we may find ourselves in competition with other funds that have entered or may enter its markets or with private equity funds and financial institutions that may be willing to extend financing on terms that are more favorable to the portfolio company than the Adviser believes are appropriate in light of the risk of the investment. Therefore, there can be no assurance that appropriate investments will be available to, or identified or selected by, us.

Concentration of investments

Many of our investments will be in U.S. private companies in the digital asset technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Except as otherwise described herein, investors generally have no assurance as to the degree of diversification of our investments, either by geographic region, asset type or sector. Accordingly, a significant portion of our investments may be made in relatively few geographic regions, asset types, security types or industry sectors. Any such concentration of risk may increase losses suffered by us, which could have a material adverse effect on our overall financial condition. Even when the Adviser attempts to control risks and diversify the portfolio, risks associated with different assets may be correlated in unexpected ways, with the result that we face concentrated exposure to certain risks. Conversely, the Adviser may encounter unexpected changes in the correlation of assets or markets, which confound their attempts to hedge or limit risk and result in investment losses. Many risk management techniques are based on observed historical market behavior, but future market behavior may be entirely different. Although the Adviser attempts to identify, monitor and manage significant risks, these efforts may not necessarily take all risks into account and there can be no assurance that these efforts will be effective. Any inadequacy or failure in the Adviser’s risk management efforts could result in material losses for us.

Inability to make follow-on investments

Following our initial investment in portfolio companies or assets, we may be called upon to provide additional investments in that portfolio company as follow-on investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources, the investment opportunity, and the requirements of applicable law. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, we prefer other opportunities, we lack access to the desired follow-on investment opportunity, or the investment may not be consistent with the requirements of applicable law.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an IPO as a result of regulatory or financial restrictions.

Litigation and regulatory investigations

The Adviser anticipates that, from time to time, the Adviser and its affiliates may be named as defendants in civil proceedings. Litigation or threats of litigation consume time and resources and jeopardize the successful closing of transactions. Moreover, the outcome of such proceedings may materially adversely affect the value of portfolio positions, may be impossible to predict, and may continue unresolved for long periods of time. The expense of prosecuting claims, for which there is no guarantee of success, and/or the expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by us and would reduce net assets.

As an investment adviser, the Adviser expects to have interactions with and inquiries from regulators from time to time, including but not limited to matters related to us, the Adviser and its affiliates.

Risks Associated with Our Investments

Risks associated with investments in rapidly growing private emerging companies.

Investments in the rapidly growing private emerging companies that we target involves a number of significant risks, including the following:

●	these portfolio companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

●	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although we will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable;

●	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

●	such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment professionals have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

The securities of our portfolio companies are generally illiquid.

The securities of our portfolio companies are generally illiquid, and the inability of these portfolio companies to complete an IPO or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any. The IPO market is, by its very nature, unpredictable. A lack of IPO opportunities for privately held emerging companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available venture capital funding to late-stage companies that cannot complete an IPO. Such stagnation could dampen returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for privately held emerging companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital. This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

The equity securities we acquire in a portfolio company are generally subject to contractual transfer limitations imposed on the portfolio company’s stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights. These obligations generally expire only upon an IPO by the portfolio company or the occurrence of another liquidity/exit event. As a result, prior to an IPO or other liquidity/exit event, our ability to liquidate our private portfolio company positions may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

If the portfolio companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO or consummate another liquidity event within our targeted time frame, or they may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted holding period and the value of these investments may decline substantially if an IPO or other exit is no longer viable. We may also be forced to take other steps to exit these investments.

The illiquidity of our portfolio company investments, including those that are traded on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments should the need arise. Also, if we were required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and we anticipate that all or a substantial portion of our portfolio may be invested in such illiquid securities at all times.

In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until any applicable post-IPO lockup restriction expires. As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO. There is also no assurance that a meaningful trading market will develop for our publicly traded portfolio companies following an IPO to allow us to liquidate our position when we desire.

Risks related to investing in securities traded on private secondary marketplaces

We will utilize private secondary marketplaces, such as Forge, SharesPost, CartaX and EQUIAM, to acquire investments for our portfolio. When we purchase secondary shares, we may have little or no direct access to financial or other information from these portfolio companies. As a result, we will be dependent upon the relationships of our investment professionals to obtain the information necessary to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our management team and investment professionals will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks, which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

We may not realize gains from our equity investments.

We invest principally in the equity and equity-related securities of what we believe to be rapidly growing and privately held companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire may be subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the portfolio companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on our investment.

The lack of liquidity in, and potentially extended holding period of many of our investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We will generally not hold controlling equity interests in our portfolio companies.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

Reliance on portfolio company management

The day-to-day operations of the portfolio companies in which we will invest will be the responsibility of such portfolio company’s management team. We do not intend to seek representation on the board of directors of portfolio companies or otherwise provide management or strategic planning assistance, and will not have an active role in the day-to-day management of the companies in which we invest. Although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective. To the extent that the senior management of a portfolio company performs poorly, or if a key manager of a portfolio company terminates employment, our investment in such company could be adversely affected. There are many challenges faced by leaders of emerging private companies, including resignations or dismissals of senior executive officers and other top managers, disputes among investors and board members, regulatory hurdles, bad press, allegedly unethical or illegal business practices, competition from larger companies with better resources and experience, and management complicity in discrimination and hostile workplace environments on account of race or gender. Our returns will depend in large part on the performance of these unrelated individuals and could be substantially adversely affected by the unfavorable performance of a small number of such individuals.

In addition, we will generally participate in the capital structure of the portfolio companies on the basis of financial projections for such portfolio companies. Projected operating results will normally be based in part on the judgment of the management of the portfolio company. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. In circumstances in which the Adviser relies on information from corporate management, the Company may be subject to the risk of dysfunctional or fraudulent management and/or accounting irregularities.

Limited information

Only limited information may be made available to us regarding our investments in potential portfolio companies. There generally will be little or no publicly available information regarding the status and prospects of the portfolio company. Investment decisions may depend on the ability to obtain relevant information from non-public sources, and we may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. There is a risk that: (i) there are facts or circumstances pertaining to a portfolio company that the public (including us) are not aware of; and (ii) publicly available information concerning the a portfolio company upon which we rely may prove to be inaccurate, and, as a result of (i) or (ii), the investor may suffer a partial or complete loss on its investment.

No guarantee of future access to information

Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities. Exercise and use of any information rights with respect to the portfolio company shall be at our sole discretion.

Environmental liability

We may be exposed to substantial risk of loss from environmental claims arising from investments made in companies with undisclosed or unknown environmental problems or with inadequate reserves, as well as from occupational safety issues and concerns. Under various laws, ordinances and regulations, an owner of assets may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability, therefore, as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the assets or to borrow funds using such assets as collateral, which could have an adverse effect on our return from such investments. Environmental claims with respect to a specific investment may exceed the value of such investment, and under certain circumstances, subject our other assets to such liabilities. Portfolio companies in which we invest may be involved in executing and validating digital asset transactions. These functions may involve complex calculations that require significant computing power and electricity. The price, availability, and reliability of electricity, which are subject to environmental regulations, weather events, climate change, and market forces, may affect the operations and profitability of our portfolio companies.

Contingent liabilities

We will invest a substantial portion of our assets in private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Risks Associated with the Digital Asset Industry

Because we intend to invest in companies that provide digital asset services and infrastructure, we expect the operations of such companies to be subject to risks associated with the digital asset sector.

We intend to invest in companies that provide digital asset technology, including digital asset services and infrastructure. Investments in these businesses involve special risks, including the following risks, among others, any of which could be detrimental to the value of businesses in which we invest and consequently the value of our shares.

●	Digital assets have been, and may be, used by bad actors to execute black market transactions, commit fraud, launder funds, evade taxes or economic sanctions, finance terrorism and other illegal activities, which could negatively impact the reputation and business of the companies in which we invest.

●	Digital asset markets, exchanges and related services are experiencing rapid technological developments and growth. However, they may decline in popularity, or even face obsolescence, due to slowing usage or acceptance of digital assets and unexpected technical or business incompatibilities between currencies and related trading services.

●	The digital assets trading industry is rapidly evolving and has experienced significant uncertainty and volatility due to numerous factors (including the risks set forth in this risk factor). We expect our portfolio companies will face significant competition, uncertainty and volatility as digital asset trading businesses continue to evolve, which could have a material adverse effect on our business. For example, a security breach or another incident that affects a particular asset like Bitcoin or Ether may affect the digital asset industry as a whole, thereby impacting our business. As a result, future negative developments may reduce the value of the digital asset services and infrastructure companies in which we intend to invest and as a result our investments in such companies may be over-valued.

●	Due to unfamiliarity and negative publicity surrounding the digital asset industry and digital asset trading platforms (including the quality, security and reliability of technologies employed by these platforms), existing and potential customers may lose confidence in the businesses in which we invest.

●	Digital asset trading platforms may be subject to disputes and claims from customers who incur losses related to the use of such platforms, which could adversely affect the value of our investments in such platforms.

●	We may invest in companies that rely on the functionality certain “smart contract-based” digital assets. If the underlying smart contracts for digital assets do not operate as expected, they could lose value and our investments could be adversely affected.

●	The companies in which we invest may be required to make significant capital and other investments in their businesses and may not be able to do so based on their operations and financial condition or at a level to remain competitive with competitors that have greater financial resources.

●	The companies in which we invest may be subject to stringent security requirements that impose substantial costs and could be the target of attacks or security breaches, which could have a material adverse effect on their businesses and the value of our investments.

●	U.S. and foreign governments and/or agencies may introduce increasingly complex and stringent laws, regulations and policies, which could have a material adverse effect on the companies in which we invest.

●	The uncertainty surrounding the adoption and implementation of new rules and regulations in the U.S. and foreign countries may lead to increased market volatility, including significant declines in asset value of any given digital asset and the digital asset industry as a whole.

●	Several governments and agencies, including the U.S. Federal Reserve Bank (the “Federal Reserve”), are evaluating, have announced or are preliminarily implementing central bank digital “fiat” currencies which may be fully technically compatible. Thus, central bank digital “fiat” currencies may adversely affect our investments by reducing the market viability of the services provided by the companies in which we invest.

●	Increased environmental concerns about specific digital asset mining technologies and related political actions impacting mining capabilities taken by the U.S. or foreign governments may have a material adverse effect on the business of companies in which we invest.

●	Future developments regarding the treatment of digital assets for U.S. federal income and/or foreign tax purposes could adversely impact the business of companies in which we invest.

●	The companies in which we invest may be subject to complex financial accounting rules, and there is limited guidance from accounting standard setting bodies. If financial accounting standards undergo significant changes, the operating results of companies in which we invest could be adversely affected.

Any of the foregoing factors could have an adverse impact on the operations, and the value of the shares, of our portfolio companies which in turn could have a corresponding adverse effect on the value of our shares and could cause you to lose all or substantially all of the value of your investment in us.

Recent developments in the digital asset economy have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity.

Digital asset prices fluctuate widely. This has led to volatility and disruption in the digital asset sector and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy. Developments like these have resulted in a loss of confidence in participants in the digital asset sector, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Also in 2022, FTX, one of the largest digital asset trading platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and several affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. In November 2023, FTX’s former CEO was convicted of fraud and money laundering. Similar charges related to violations of anti-money laundering laws were brought in November 2023 against Binance and its former CEO. FTX is also under investigation by the SEC, the DOJ and the Commodity Futures Trading Commission (“CFTC”), as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity. In addition, several other entities in the digital asset industry have filed for bankruptcy since FTX’s bankruptcy filing, such as BlockFi Inc., Terraform Labs Pte. Ltd. and Genesis Global Capital, LLC, a subsidiary of Genesis Global Holdco, LLC.

These events have led to a substantial increase in regulatory and enforcement scrutiny of the industry as a whole and of digital asset trading platforms in particular, including from the DOJ, the SEC, the CFTC, the White House and Congress. For example, in June 2023, the SEC brought charges against Binance and Coinbase, two of the largest digital asset trading platforms, alleging that they solicited U.S. investors to buy, sell, and trade “crypto asset securities” through their unregistered trading platforms and operated unregistered securities exchanges, brokerages and clearing agencies. Binance subsequently announced that it would be suspending United States dollar (“USD”) deposits and withdrawals on Binance.US and that it plans to delist its USD trading pairs. In addition, in November 2023, the SEC brought similar charges against Kraken alleging that it operated as an unregistered securities exchange, brokerage and clearing agency. The actions against prominent figures in digital asset sector, such as those against Binance, Coinbase and Kraken, have led, and may in the future lead, to further volatility in digital asset prices and in the sector more broadly.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to us or the digital asset industry as a whole. These events also have also led to significant negative publicity around digital asset market participants. Continued disruption and instability in the digital asset markets as these events develop could have a material adverse effect on the operations, and the value of the shares, of our portfolio companies which in turn could have a corresponding adverse effect on the value of our shares and could cause you to lose all or substantially all of the value of your investment in us.

To the extent that we invest in other funds, such as SEC-registered ETFs, that hold digital assets, such as Bitcoin or Ether, the value of such investments will relate directly to the value of the digital assets in their portfolio, and the value of such digital assets may be highly volatile and subject to fluctuations due to a number of factors.

While we will not invest directly in any cryptocurrencies or other digital assets, we may from time to time invest in select funds such as ETFs which invest in digital assets. The value of such funds relate directly to the value of the digital assets they hold, and fluctuations in the price of such digital assets could adversely affect the value of our investments and overall value of our investment portfolio. The market price of Bitcoin, Ether and other digital assets may be highly volatile, and subject to a number of factors, including:

●	an increase in the global supply of Bitcoin and/or other digital assets;

●	manipulative trading activity on digital asset trading platforms, which, in many cases, are largely unregulated;

●	the adoption of digital assets as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of open-source software protocols on which digital assets rely;

●	forks in the blockchains used by digital assets;

●	investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or digital assets, and digital asset trading platform rates;

●	consumer preferences and perceptions of Bitcoin specifically and digital assets generally;

●	fiat currency withdrawal and deposit policies on digital asset trading platforms;

●	the liquidity of digital asset markets and any increase or decrease in trading volume on digital asset markets;

●	investment and trading activities of large investors that invest directly or indirectly in Bitcoin, Ether or other digital assets;

●	a “short squeeze” resulting from speculation on the price of Bitcoin, Ether or other digital assets, if aggregate short exposure exceeds the number of shares of the digital asset fund available for purchase;

●	an active derivatives market for Bitcoin or Ether specifically or for digital assets generally;

●	a determination that Bitcoin, Ether or other digital assets are securities or changes in their status under the federal securities laws;

●	monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of digital assets as a form of payment or the purchase of digital assets on the digital asset markets;

●	global or regional political, economic or financial conditions, events and situations, such as the novel coronavirus outbreak;

●	fees associated with processing digital asset transactions and the speed at which digital asset transactions are settled;

●	interruptions in service from or closures or failures of major digital asset trading platforms;

●	decreased confidence in digital asset trading platforms due to the unregulated nature and lack of transparency surrounding the operations of digital asset trading platforms; and

●	increased competition from other forms of digital assets or payment services.

In addition, there is no assurance that Bitcoin, Ether and other digital assets will maintain their value in the long or intermediate term. In the event that the price of Bitcoin, Ether and other digital assets decline, the value of digital asset funds such as ETFs in which we may invest will likely decline.

The value of Bitcoin, Ether and other digital assets may also be subject to momentum pricing due to speculation regarding future appreciation in value, leading to greater volatility that could adversely affect the value of our shares. Momentum pricing typically is associated with growth stocks and other assets whose valuation, as determined by the investing public, accounts for future appreciation in value, if any. We believe that momentum pricing of digital assets has increased the volatility of the price of digital assets. As a result, digital asset may be more likely to fluctuate in value due to changing investor confidence, which could impact future appreciation or depreciation of the digital asset funds in which we may invest and consequently the value of our shares and your investment in us.

Due to the unregulated nature and lack of transparency surrounding the operations of digital asset trading platforms, our portfolio companies may experience fraud, market manipulation, business failures, security failures or operational problems, which may adversely affect the value of our investments in them.

We may invest in companies that provides services to, or rely on, or integrate with electronic marketplaces where trading platform participants may trade, buy and sell digital assets. The largest digital asset trading platforms are online and typically trade on a 24-hour basis, publishing transaction price and volume data. Digital asset trading platforms are relatively new and, in many ways, unregulated. While many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance, many other digital asset trading platforms do not provide this information. Furthermore, while digital asset trading platforms are and may continue to be subject to federal and state licensing requirements in the United States, digital asset trading platforms do not currently appear to be subject to regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms.

Many digital asset trading platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading activity on or reported by regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Any actual or perceived false trading in the market, and any other fraudulent or manipulative acts and practices, could adversely affect the market perception and value of digital assets, which could in turn adversely impact the value of our shares.

The SEC has also identified possible sources of fraud and manipulation in the digital asset markets generally, including, among others (1) “wash-trading”; (2) persons with a dominant position in Bitcoin manipulating Bitcoin pricing; (3) hacking of the Bitcoin network and trading platforms; (4) malicious control of the Bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in Bitcoin, new sources of demand for Bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported “stablecoins,” including Tether; and (7) fraud and manipulation at digital asset markets. The use or presence of such acts and practices in the digital asset markets could, for example, falsely inflate the volume of bitcoin present in the digital asset markets or cause distortions in the price of Bitcoin, among other things that could adversely affect the companies in which we invest. Moreover, tools to detect and deter fraudulent or manipulative trading activities, such as market manipulation, front-running of trades, and wash-trading, may not be available to or employed by digital asset markets, or may not exist at all. many digital asset markets also lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of digital assets on such markets may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

In addition, over the past several years, some digital asset trading platforms have been closed, been subject to criminal and civil litigation and have entered into bankruptcy proceedings due to fraud and manipulative activity, business failure and/or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

Negative perception, a lack of stability and standardized regulation in the digital asset markets and/or the closure or temporary shutdown of digital asset trading platforms due to fraud, business failure, security breaches or government mandated regulation, and associated losses by customers, may reduce confidence in and diminish the value of the digital asset service and technology companies in which we invest. These potential consequences of such a digital asset trading platform’s failure could adversely affect the value of our assets and consequently our shares.

We may invest in companies that hold, rely on, or provide services and technology related to stablecoins, and the value of such portfolio companies may be impacted by the activities of stablecoin issuers and their regulatory treatment.

While the Company will not directly invest in stablecoins, our portfolio companies may hold, rely on, or provide services and technology related to stablecoins. As a result, we may be exposed to these and other risks that stablecoins pose for the digital asset market, generally, and the providers of digital asset services and technology, specifically. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar, at a certain value. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past impacted the prices of certain digital assets, and has at times caused certain stablecoins to lose their “peg” to the underlying fiat currency. Stablecoins are a relatively new phenomenon, and it is impossible to know all of the risks that they could pose to participants in the digital asset markets. For instance, stablecoins are reliant on the U.S. banking system and U.S. treasuries, and the failure of either to function normally could impede the function of stablecoins or lead to outsized redemption requests, and therefore could adversely affect the value of our investments in companies exposed to stablecoins and consequently the value of our shares.

Some stablecoins have been asserted to be securities under the federal securities laws. For example, in 2023, the SEC alleged in a complaint that the stablecoin BUSD, a U.S. dollar stablecoin issued by Binance, was a “crypto asset security” and that Binance “offered and sold to U.S. investors as part of a profit-earning scheme within the Binance ecosystem.” In another example, the District Court for the Southern District of New York denied defendants’ motion to dismiss an SEC complaint asserting that the stablecoin UST, a U.S. dollar stablecoin issued by Terra, is a security. Further public concern about the possible security status of stablecoins manifested in 2023, when the financial technology company PayPal disclosed in a filing that it had received a subpoena from the SEC relating to the PayPal USD stablecoin that requested the production of documents. A determination that a popular stablecoin is a security could lead to outsized redemption requests, and therefore could adversely affect the broader value of the Shares.

Given the role that stablecoins play in global digital asset markets, their fundamental liquidity can have a dramatic impact on the broader digital asset market, including the companies in which we intend to invest. Because a large portion of the digital asset market still depends on stablecoins such as Tether and USDC, there is a risk that a disorderly de-pegging or a run on Tether or USDC could lead to dramatic market volatility in, and/or materially and adversely affect the prices of, digital assets more broadly, which could materially and adversely affect the value of the companies in which we intend to invest.

Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries could adversely affect the price of digital assets and the value of digital asset companies in which we invest and in turn the value of our shares.

The future development and growth of the digital asset sector is subject to a variety of factors that are difficult to predict and evaluate. If the digital asset sector does not grow as we expect, the value our investments in digital asset companies, and in turn of your shares in us, could be adversely affected.

Digital assets built on blockchain technology were only recently introduced and remain in the early stages of development. In addition, different digital assets are designed for different purposes. Bitcoin, for instance, was designed to serve as a peer-to-peer electronic cash system, while Ethereum was designed to be a smart contract and decentralized application platform. Many other digital asset networks – ranging from cloud computing to tokenized securities networks – have only recently been established. The further growth and development of any digital assets and their underlying networks and other cryptographic and algorithmic protocols governing the creation, transfer, and usage of digital assets represent a new and evolving paradigm that is subject to a variety of factors that are difficult to evaluate, including:

●	many digital asset networks have limited operating histories, have not been validated in production, and are still in the process of developing and making significant decisions that will affect the design, supply, issuance, functionality, and governance of their respective digital assets and underlying blockchain networks, any of which could adversely affect their respective digital assets;

●	many digital asset networks are in the process of implementing software upgrades and other changes to their protocols, which could introduce bugs, security risks, or adversely affect the respective digital asset networks;

●	several large networks, including Bitcoin and Ethereum, are developing new features to address fundamental speed, scalability, and energy usage issues. If these issues are not successfully addressed, or are unable to receive widespread adoption, it could adversely affect the underlying digital assets;

●	security issues, bugs, and software errors have been identified with many digital assets and their underlying blockchain networks, some of which have been exploited by malicious actors. There are also inherent security weaknesses in some digital assets, such as when creators of certain digital asset networks use procedures that could allow hackers to counterfeit tokens. Any weaknesses identified with a digital asset could adversely affect its price, security, liquidity, and adoption. If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the compute or staking power on a digital asset network, as has happened in the past, it may be able to manipulate transactions, which could cause financial losses to holders, damage the network’s reputation and security, and adversely affect its value;

●	the development of new technologies for mining, such as improved application-specific integrated circuits (commonly referred to as ASICs), or changes in industry patterns, such as the consolidation of mining power in a small number of large mining farms, could reduce the security of blockchain networks, lead to increased liquid supply of digital assets, and reduce a digital asset’s price and attractiveness;

●	if rewards and transaction fees for miners or validators on any particular digital network are not sufficiently high to attract and retain miners, a digital asset network’s security and speed may be adversely affected, increasing the likelihood of a malicious attack;

●	many digital assets have concentrated ownership or an “admin key,” allowing a small group of holders to have significant unilateral control and influence over key decisions related to their digital asset networks, such as governance decisions and protocol changes, as well as the market price of such digital assets;

●	the governance of many decentralized blockchain networks is by voluntary consensus and open competition, and many developers are not directly compensated for their contributions. As a result, there may be a lack of consensus or clarity on the governance of any particular digital asset network, a lack of incentives for developers to maintain or develop the network, and other unforeseen issues, any of which could result in unexpected or undesirable errors, bugs, or changes, or stymie such network’s utility and ability to respond to challenges and grow; and

●	many digital asset networks are in the early stages of developing partnerships and collaborations, all of which may not succeed and adversely affect the usability and adoption of the respective digital assets.

Various other technical issues have also been uncovered from time to time that resulted in disabled functionalities, exposure of certain users’ personal information, theft of users’ assets, and other negative consequences, and which required resolution with the attention and efforts of their global miner, user, and development communities. If any such risks or other risks materialize, and in particular if they are not resolved, the development and growth of the digital asset sector may be significantly affected, and, as a result, the business, operating results, and financial condition and value of the digital asset companies in which we invest could be adversely affected, resulting in a decrease in the value of our shares and your investment in us.

Our portfolio companies will be subject to an extensive, highly evolving and uncertain regulatory landscape and any adverse changes to, or their failure to comply with, any laws and regulations could adversely affect their brand, reputation, business, operating results, and financial condition and the value of our investments.

The digital asset companies in which we invest are subject to extensive laws, rules, regulations, policies, orders, determinations, directives, treaties, and legal and regulatory interpretations and guidance in the markets in which they operate, which may include those governing financial services and banking, federal government contractors, trust companies, securities, derivative transactions and markets, broker-dealers and alternative trading systems (“ATS”), commodities, credit, digital asset custody, exchange, and transfer, cross-border and domestic money and digital asset transmission, commercial lending, usury, foreign currency exchange, privacy, data governance, data protection, cybersecurity, fraud detection, payment services (including payment processing and settlement services), consumer protection, escheatment, antitrust and competition, bankruptcy, tax, anti-bribery, economic and trade sanctions, anti-money laundering, and counter-terrorist financing. Many of these legal and regulatory regimes were adopted prior to the advent of the internet, mobile technologies, digital assets, generative artificial intelligence (“AI”) and related technologies. As a result, some applicable laws and regulations do not contemplate or address unique issues associated with the digital asset economy, are subject to significant uncertainty, and vary widely across U.S. federal, state, and local and international jurisdictions. These legal and regulatory regimes, including the laws, rules, and regulations thereunder, evolve frequently and may be modified, interpreted, and applied in an inconsistent manner from one jurisdiction to another, and may conflict with one another. Moreover, the complexity and evolving nature of digital asset sector and the significant uncertainty surrounding the regulation of the digital asset economy requires our portfolio companies to exercise judgment as to whether certain laws, rules, and regulations apply to their businesses, and it is possible that governmental bodies and regulators may disagree with their conclusions. To the extent our portfolio companies have not complied with such laws, rules, and regulations, they could be subject to significant fines, revocation of licenses, limitations on or temporary or permanent suspensions of their products and services, reputational harm, and other regulatory consequences, each of which may be significant and could adversely affect our each of our portfolio companies’ business, operating results, and financial condition.

Additionally, various governmental and regulatory bodies, including legislative and executive bodies, in the United States and in other countries may adopt new laws and regulations, the direction and timing of which may be influenced by changes in the governing administrations and major events in the digital asset economy.

Moreover, our portfolio companies may offer products and services whose functionality or value depends in part on our management of token transaction smart contracts, liquid staking, asset tracking, or other applications that provide novel forms of customer engagement and interaction delivered via blockchain protocols. Our portfolio companies may also offer products and services whose functionality or value depends on their ability to develop, integrate, or otherwise interact with such applications within the bounds of our legal and compliance obligations. The legal and regulatory landscape for such products, including the law governing the rights and obligations between and among smart contract developers and users and the extent to which such relationships entail regulated activity is uncertain and rapidly evolving. Our portfolio companies’ interaction with those applications, and the interaction of other blockchain users with any smart contracts or assets they may generate or control, could present legal, operational, reputational, and regulatory risks for their businesses.

Because our portfolio companies may include businesses that offer a variety of innovative products and services to customers, many of their offerings may be subject to significant regulatory uncertainty and they from time-to-time face regulatory inquiries regarding their current and planned products. For instance, our portfolio companies may facilitate or engage in transactions involving certain stablecoin digital assets. The regulatory treatment of fiat-backed stablecoins is highly uncertain and has drawn significant attention from legislative and regulatory bodies around the world. The issuance and resale of such stablecoins may implicate a variety of banking, deposit, money transmission, prepaid access and stored value, anti-money laundering, commodities, securities, sanctions, and other laws and regulations in the United States and in other jurisdictions. There are substantial uncertainties on how these requirements would apply in practice, and our portfolio companies may face substantial compliance costs to operationalize and comply with these rules. Moreover, our portfolio companies may offer products and services that incorporate digital engagement, including recommendations, incentives, notifications, educational content and relevant news. Legislators and regulators in jurisdictions in which our portfolio companies may operate have solicited comment from the public or proposed or adopted laws or regulations relating to the use of gamification, predictive analytics or other digital engagement features or practices in various products and services, including potential conflicts of interest that may arise as a result of such practices. If such laws or regulations are adopted in jurisdictions in which our portfolio companies operate and deemed to apply to the products and services they offer, our portfolio companies could be required to change the way they market their offerings and interact with existing and prospective customers or modify certain features contained within their products and services, any of which could adversely impact their business, operating results and financial condition. Certain products and services offered by our portfolio companies may be deemed to be engaged in a form of regulated activity for which licensure is required or cause certain portfolio companies to become subject to new and additional forms of regulatory oversight. Additionally, our portfolio companies may offer various staking, rewards, and lending products, all of which are subject to significant regulatory uncertainty, and could implicate a variety of laws and regulations worldwide. For example, there is regulatory uncertainty regarding the status of staking, lending, rewards, and other yield-generating activities under the U.S. federal and state securities laws. Even if our portfolio companies implement policies and procedures, including geofencing for certain products and services, designed to help monitor for and ensure compliance with existing and new laws and regulations, there can be no assurance that our portfolio companies and their employees, contractors, and agents will not violate or otherwise fail to comply with such laws and regulations. To the extent that our portfolio companies or their employees, contractors, or agents are deemed or alleged to have violated or failed to comply with any laws or regulations, including related interpretations, orders, determinations, directives, or guidance, they could be subject to a litany of civil, criminal, and administrative fines, penalties, orders and actions, including being required to suspend or terminate the offering of certain products and services. Moreover, to the extent our portfolio companies’ customers nevertheless access their platforms, products or services outside of jurisdictions where our portfolio companies have obtained required governmental licenses and authorization, they could similarly be subject to a variety of civil, criminal, and administrative fines, penalties, orders and actions as a result of such activity.

Due to their business activities, our portfolio companies may be subject to ongoing examinations, oversight, and reviews and currently are, and expect in the future, to be subject to investigations and inquiries, by U.S. federal and state regulators and foreign financial service regulators, many of which have broad discretion to audit and examine their businesses. Our portfolio companies may be periodically subject to audits and examinations by these regulatory authorities. As a result of findings from these audits and examinations, regulators have, are, and may in the future require our portfolio companies to take certain actions, including amending, updating, or revising their compliance measures from time to time, limiting the kinds of customers that they provide services to, changing, terminating, or delaying their licenses and the introduction of their existing or new product and services, and undertaking further external audit or being subject to further regulatory scrutiny, including investigations and inquiries. Our portfolio companies may receive, examination reports citing violations of rules and regulations, inadequacies in existing compliance programs, and requiring them to enhance certain practices with respect to their compliance programs, including due diligence, monitoring, training, reporting, and recordkeeping. Implementing appropriate measures to properly remediate these examination findings may require our portfolio companies to incur significant costs, and if they fail to properly remediate any of these examination findings, they could face civil litigation, significant fines, damage awards, forced removal of certain employees including members of their executive teams, barring of certain employees from participating in their businesses in whole or in part, revocation of existing licenses, limitations on existing and new products and services, reputational harm, negative impact to their existing relationships with regulators, exposure to criminal liability, or other regulatory consequences. Further, we believe increasingly strict legal and regulatory requirements and additional regulatory investigations and enforcement, any of which could occur or intensify, may continue to result in changes to our portfolio companies businesses, as well as increased costs, and supervision and examination for portfolio companies, their agents, and service providers. Moreover, new laws, regulations, or interpretations may result in additional litigation, regulatory investigations, and enforcement or other actions, including preventing or delaying our portfolio companies from offering certain products or services offered by their competitors or could impact how our portfolio companies offer such products and services.

Adverse changes to, or our portfolio companies’ failure to comply with, any laws and regulations, may have an adverse effect on their reputations and brands and their businesses, operating results, and financial conditions and consequently on the value of our shares.

To the extent our portfolio companies have international activities, they will be obligated to comply with the laws, rules, regulations, and policies of a variety of jurisdictions and may be subject to inquiries, investigations, and enforcement actions by U.S. and/or non-U.S. regulators and governmental authorities, including those related to sanctions, export control, and anti-money laundering.

To the extent our portfolio companies have international activities, they will be obligated to comply with the laws, rules, regulations, policies, and legal interpretations of the jurisdictions in which they operate. For instance, financial regulators outside the United States have increased their scrutiny of digital asset exchanges over time, such as by requiring digital asset exchanges operating in their local jurisdictions to be regulated and licensed under local laws. Moreover, laws regulating financial services, the internet, mobile technologies, digital assets, and related technologies outside of the United States are highly evolving, extensive and often impose different, more specific, or even conflicting obligations, as well as broader liability. In addition, to the extent our portfolio companies are based in the United States and have international activities, they may be required to comply with laws and regulations related to economic sanctions and export controls enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of Commerce’s Bureau of Industry and Security, and U.S. anti-money laundering and counter-terrorist financing laws and regulations, enforced by the U.S. Financial Crimes Enforcement Network (“FinCEN”) and certain state financial services regulators. U.S. sanctions and export control laws and regulations generally restrict dealings by persons subject to U.S. jurisdiction with certain jurisdictions that are the target of comprehensive embargoes, currently the Crimea Region, the Donetsk People’s Republic, and the Luhansk People’s Republic of Ukraine, Cuba, Iran, North Korea, and Syria, as well as with persons, entities, and governments identified on certain prohibited party lists. Moreover, as a result of the Russian invasion of Ukraine, the United States, the E.U., the United Kingdom, and other jurisdictions have imposed wide-ranging sanctions on Russia and Belarus and persons and entities associated with Russia and Belarus. There can be no certainty regarding whether such governments or other governments will impose additional sanctions, or other economic or military measures against Russia or Belarus. While we intend to invest in companies with robust compliance programs, there can be no guarantee that our portfolio companies’ compliance programs will prevent transactions with particular persons or addresses or prevent every potential violation of OFAC sanctions. Any present or future government inquiries of our portfolio companies relating to sanctions could result in negative consequences, including costs related to government investigations, financial penalties, and harm to our reputation. The impact on us related to such matters could be substantial.

Regulators worldwide frequently study each other’s approaches to the regulation of the digital asset economy. Consequently, developments in any jurisdiction may influence other jurisdictions. New developments in one jurisdiction may be extended to additional services and other jurisdictions. As a result, the risks created by any new law or regulation in one jurisdiction are magnified by the potential that they may be replicated, affecting the business of our portfolio companies in another place or involving another service. Conversely, if regulations diverge worldwide, our portfolio companies may face difficulty adjusting their products, services, and other aspects of their businesses with the same effect. These risks will be heightened to the extent our portfolio companies face increased competitive pressure from other similarly situated businesses that engage in regulatory arbitrage to avoid the compliance costs associated with regulatory changes. These regulatory risks related to international activities may have an adverse effect on our portfolio companies’ businesses, operating results, and financial conditions and consequently on the value of our shares.

To the extent any of our portfolio companies fail to safeguard and manage their and their customers’ fiat currencies and digital assets, such failure could adversely impact such portfolio company’s business, operating results, and financial condition.

We may invest in portfolio companies that hold cash and safeguard digital assets on behalf of their customers and hold fiat and digital assets for corporate investment and operating purposes. Safeguarding customers’ cash and digital assets is integral to building trust with customers.

We and our portfolio companies may rely on vendors or financial partners’ abilities to manage and accurately hold fiat currency and digital assets, and such management and custody requires a high level of internal controls. We and our portfolio companies are limited in our ability to influence or manage the controls and processes of third-party partners or vendors and may be dependent on our partners’ and vendors’ operations, liquidity and financial condition to manage these risks. As we and our portfolio companies grow and expand, we also must scale and strengthen our internal controls and processes, and monitor our third party partners’ and vendors’ ability to similarly scale and strengthen. Failure to do so could adversely impact our and our portfolio companies’ business, operating results, and financial condition. This is important both to the actual controls and processes and the public perception of the same.

Any inability by us or our portfolio companies to maintain safeguarding procedures, perceived or otherwise, could harm our business, operating results, and financial condition.

Any material failure by our portfolio companies or their partners to maintain the necessary controls, policies, procedures or to manage digital assets they hold could also adversely impact such portfolio company’s business, operating results, and financial condition. Moreover, because custodially held digital assets may be considered to be the property of a bankruptcy estate, in the event of a bankruptcy, digital assets our portfolio companies hold in custody on behalf of their customers could be subject to bankruptcy proceedings and such customers could be treated as general unsecured creditors.

We expect that the digital assets companies in which we invest will have developed and maintained administrative, technical, and physical safeguards designed to comply with applicable legal requirements and industry standards. However, it is nevertheless possible that hackers, employees or service providers acting contrary to such policies, or others could circumvent these safeguards to improperly access our portfolio companies’ systems or documents, or the systems or documents of their business partners, agents, or service providers, and improperly access, obtain, or misuse customer digital assets and funds. The methods used to obtain unauthorized access, disable, or degrade service or sabotage systems are also constantly changing and evolving and may be difficult to anticipate or detect for long periods of time. Insurance coverage for security breaches and security related matters in the digital asset sector is limited and may not cover the extent of loss nor the nature of such loss. The ability to maintain insurance is also subject to the insurance carriers’ ongoing underwriting criteria. Any loss of customer cash or digital assets could result in a subsequent lapse in insurance coverage, which could cause a substantial business disruption, adverse reputational impact, inability to compete with competitors, and regulatory investigations, inquiries, or actions. Additionally, to the extent our portfolio companies conduct transactions through our websites or other electronic channels, such transactions may create risks of fraud, hacking, unauthorized access or acquisition, and other deceptive practices. Any security incident resulting in a compromise of customer assets could result in substantial costs and require the notification of impacted individuals, and in some cases regulators, of a possible or actual incident, exposure to regulatory enforcement actions, including substantial fines, limit the ability to provide services, result in litigation, significant financial losses, reputational damage, and adversely affect business, operating results, financial condition, and cash flows of our portfolio companies and consequently will have a corresponding negative impact on the value of our shares.

We may invest in portfolio companies that are at risk of being exploited to facilitate illegal activity such as fraud, money laundering, gambling, tax evasion, and scams. If any of our portfolio companies’ platforms are exploited such illegal activities, our business could be adversely affected.

We may invest in portfolio companies that facilitate digital asset transactions and are at risk of being exploited to facilitate illegal activity including fraud, money laundering, gambling, tax evasion, and scams. Such companies may be specifically targeted by individuals seeking to conduct fraudulent transfers, and it may be difficult or impossible to detect and avoid such transactions in certain circumstances. The use of a portfolio company’s platform for illegal or improper purposes could subject it to claims, individual and class action lawsuits, and government and regulatory investigations, prosecutions, enforcement actions, inquiries, or requests that could result in liability and reputational harm for such portfolio company. Moreover, certain activities that may be legal in one jurisdiction may be illegal in another jurisdiction, and certain activities that are at one time legal may in the future be deemed illegal in the same jurisdiction. As a result, there is significant uncertainty and cost associated with detecting and monitoring transactions for compliance with local laws. In the event that a customer of one of our portfolio companies is found responsible for intentionally or inadvertently violating the laws in any jurisdiction, such portfolio company may be subject to governmental inquiries, enforcement actions, prosecuted, or otherwise held secondarily liable for aiding or facilitating such activities. Changes in law have also increased the penalties for money transmitters for certain illegal activities, and government authorities may consider increased or additional penalties from time to time.

Owners of intellectual property rights or government authorities may seek to bring legal action against money transmitters, for involvement in the sale of infringing or allegedly infringing items. Any threatened or resulting claims against one of our portfolio companies could result in reputational harm, and any resulting liabilities, loss of transaction volume, or increased costs could harm to such portfolio company.

Moreover, while fiat currencies can be used to facilitate illegal activities, digital assets are relatively new and, in many jurisdictions, may be lightly regulated or largely unregulated. Many types of digital assets have characteristics, such as the speed with which digital currency transactions can be conducted, the ability to conduct transactions without the involvement of regulated intermediaries, the ability to engage in transactions across multiple jurisdictions, the irreversible nature of certain digital asset transactions, and encryption technology that anonymizes these transactions, that make digital assets susceptible to use in illegal activity. U.S. federal and state and foreign regulatory authorities and law enforcement agencies, such as the DOJ, SEC, CFTC, FTC, FinCEN, or the Internal Revenue Service (“IRS”), and various state securities and financial regulators have taken and continue to take legal action against persons and entities alleged to be engaged in fraudulent schemes or other illicit activity involving digital assets. Some digital assets that incorporate privacy-enhancing features that obscure the identities of sender and receiver, and may prevent law enforcement officials from tracing the source of funds on the blockchain. As a result, facilitating transactions in these digital assets may lead to increased risk of liability arising out of anti-money laundering and economic sanctions laws and regulations.

We cannot ensure that our portfolio companies will be able to detect all illegal activity using their products or services. If any of our portfolio companies’ customers use their products or services to further such illegal activities, our portfolio companies’ business could be adversely affected having an adverse impact on their operations and the value of their shares which in turn would have a corresponding adverse effect on the value of our shares and could cause you to lose all or substantially all of the value of your investment in us.

We may invest in portfolio companies that hold their investments in DeFi protocols and our portfolio companies may suffer losses if such protocols do not function as expected.

We may invest in portfolio companies that hold their investments in various DeFi protocols. These protocols typically achieve their investment purposes through self-executing smart contracts that allow users to invest digital assets in a pool from which other users can borrow without requiring an intermediate party to facilitate these transactions. These investments typically earn interest to the investor based on the rates at which borrowers repay the loan, and can generally be withdrawn with no restrictions. However, these DeFi protocols are subject to various risks, including uncertain regulatory and compliance conditions in large markets such as the United States, the risk that the underlying smart contract is insecure, the risk that borrowers may default and the investor will not be able to recover its investment, the risk that any underlying collateral may experience significant volatility, and the risk of certain core developers with protocol administration rights can make unauthorized or harmful changes to the underlying smart contract. If any of these risks materialize, our portfolio companies’ investments in these DeFi protocols may be adversely impacted, which may in-turn adversely affect the value of our shares.

Due to unfamiliarity and some negative publicity associated with digital asset platforms, confidence or interest in digital asset platforms may decline.

We may invest in portfolio companies that provide, rely on, or relate to digital asset exchanges and other digital asset platforms. Digital asset platforms are relatively new and many unlicensed, unregulated, operate without supervision by any governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. As a result, customers and the general public may lose confidence or interest in digital asset platforms.

Since the inception of the digital asset economy, numerous digital asset platforms have been sued, investigated, or shut down due to fraud, manipulative practices, business failure, and security breaches. In many of these instances, customers of these platforms were not compensated or made whole for their losses. Larger platforms are more appealing targets for hackers and malware, and may also be more likely to be targets of regulatory enforcement actions.

In addition, there have been reports that a significant amount of digital asset trading volume on digital asset platforms is fabricated and false in nature, with a specific focus on unregulated platforms located outside the United States. Such reports may indicate that the market for digital asset platform activities is significantly smaller than otherwise understood.

Negative perception, a lack of stability and standardized regulation in the digital asset economy, and the closure or temporary shutdown of digital asset platforms due to fraud, business failure, hackers or malware, or government mandated regulation, and associated losses suffered by customers may continue to reduce confidence or interest in the digital asset economy and result in greater volatility of the prices of assets, including significant depreciation in value. Any of these events could have an adverse impact on the business and perception of our portfolio companies, which could adversely affect the value of our portfolio companies, which would in-turn adversely affect the value of our shares.

The digital asset economy is novel. As a result, policymakers are just beginning to consider what a regulatory regime for digital assets would look like and the elements that would serve as the foundation for such a regime. This less developed consideration of digital assets may make it difficult to effectively react to proposed legislation and regulation of digital assets or digital asset platforms adverse to our business.

As digital assets have grown in both popularity and market size, various U.S. federal, state, and local and foreign governmental organizations, consumer agencies and public advocacy groups have been examining the operations of digital asset networks, users and platforms, with a focus on how digital assets can be used to launder the proceeds of illegal activities, fund criminal or terrorist enterprises, and the safety and soundness of platforms and other service providers that hold digital assets for users. Many of these entities have called for heightened regulatory oversight, and have issued consumer advisories describing the risks posed by digital assets to users and investors. For instance, in 2022, the White House published a fact sheet described as the first-ever “Comprehensive Framework for Responsible Development of Digital Assets,” which encouraged “agencies to issue guidance and rules to address current and emergent risks in the digital asset ecosystem.”

Competitors, including traditional financial services, have spent years cultivating professional relationships with relevant policymakers on behalf of their industry so that those policymakers may understand that industry, the current legal landscape affecting that industry, and the specific policy proposals that could be implemented in order to responsibly develop that industry. The lobbyists working for these competitors have similarly spent years developing and working to implement strategies to advance these industries. Members of the digital asset economy have started to engage policymakers directly and with the help of external advisors and lobbyists. However, this work is in a relatively nascent stage. As a result, new laws and regulations may be proposed and adopted in the United States and internationally, or existing laws and regulations may be interpreted in new ways, that harm the digital asset economy or digital asset platforms, which could adversely impact the business of our portfolio companies, have an adverse impact on their operations and the value of their shares and in turn have a corresponding adverse effect on the value of our shares and cause you to lose all or substantially all of the value of your investment in us.

Risks Associated with the Transaction Structures in which We Invest

We may use a variety of structures to gain exposure to the economic benefits of stock ownership in underlying portfolio companies. The following sets out some of the risk factors associated with the structures of our investments.

Risks Associated with Forward Security Transactions

We may invest in “forward contracts” that involve stockholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact. Any impediment on our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties may decrease or block entirely our ability to realize the value of our investment in a forward contract.

Risks Associated with Investments in Private Funds

Subject to applicable limits, we may purchase units or shares of Private Funds or acquire shares in SPVs to gain economic exposure to private companies in the technology sector. We may acquire up to 3% of the outstanding voting securities of any Private Fund, and invest up to 5% of the value of our total assets in a Private Fund. We may invest up to 15% of the value of our total assets in the aggregate in private funds. Investing through such structure carries additional risk, as detailed below.

Our investments in Private Funds will require us to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. The incentive fees charged by certain Private Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than the investments it might have made in the absence of an incentive fee. Private Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Funds are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by us when compared to unleveraged investments. For example, Private Funds do not have the protections that are afforded to registered investment companies, such as the presence of independent boards, stockholder approval of advisory contracts, limitations on leverage and restrictions on transactions with affiliates. These characteristics present additional risks for stockholders.

No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

General Market and Regulatory Risks

Political and economic risks

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

Deterioration in the economic conditions in the Eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to our business. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “EU”), instability in the Chinese capital markets and the COVID-19 pandemic. Global market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations. We cannot assure you that market disruptions in Europe and other regions or countries, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe or elsewhere negatively impacts consumer confidence and consumer credit factors, our and our portfolio companies’ business, financial condition and results of operations could be significantly and adversely affected. Moreover, there is a risk of both sector-specific and broad-based corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we operate and could have a material adverse impact on our business prospects and financial condition.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Such events, including rising trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the war between Russia and Ukraine, the conflict in Israel and the COVID-19 pandemic, could adversely affect our business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

Additionally, the Federal Reserve has raised interest rates multiple times since 2022. These developments, along with the United States government’s credit and deficit concerns, global economic uncertainties and market volatility, could cause interest rates to be volatile, which may negatively impact our performance.

Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results, which could in turn adversely impact our results of operations. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of our investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. There is no guarantee that the actions taken by the Federal Reserve will reduce or eliminate inflation.

Legal and regulatory risks

Government counterparties may have the discretion to change or increase regulation of a portfolio company’s operations, or implement laws or regulations affecting the portfolio company’s operations, separate from any contractual rights it may have. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and because its business may provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. There can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of our investments.

We may seek to acquire a significant stake in certain securities or instruments and may invest in certain sectors that are subject to special regulatory oversight. In such event, we may be required to file a notification with a governmental agency, seek regulatory approval or comply with other regulatory requirements. These requirements may result in a delay in, or prohibit, the acquisition of an investment. Compliance with regulatory requirements may result in additional costs to us. Such restrictions may also restrict or delay our ability to liquidate an investment.

Investment and trading risks

All investments risk the loss of capital. No guarantee or representation is made that our investment program will be successful. There is no assurance that we will be able to generate positive returns for our investors or that the returns will be commensurate with the risks of investing in companies, securities and instruments and strategies described herein. There can be no assurance that our returns will not be correlated with a traditional portfolio of stocks or bonds. Our investment program may utilize such investment techniques as leverage, limited diversification and forward contracts, which practices can, in certain circumstances, magnify the adverse impact of market moves to which we may be subject or cause our net assets to appreciate or depreciate at a greater rate. We may invest in highly volatile securities or markets, which could impair our profitability or result in losses.

Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. For example, on March 10, 2023, Silicon Valley Bank (SVB) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. Similarly, on March 12, 2023, Signature Bank and Silvergate Capital Corp. were each swept into receivership. Although a statement by the Department of the Treasury, the Federal Reserve and the FDIC indicated that all depositors of SVB would have access to all of their money after only one business day of closure, including funds held in uninsured deposit accounts, borrowers under credit agreements, letters of credit and certain other financial instruments with SVB, Signature Bank or any other financial institution that is placed into receivership by the FDIC may be unable to access undrawn amounts thereunder. Although we are not a borrower or party to any such instruments with SVB, Signature Bank or any other financial institution currently in receivership, if any of our portfolio companies are parties to such instruments and are unable to access funds pursuant to such instruments or lending arrangements with such a financial institution, such portfolio companies’ business, financial condition and results of operations could be adversely affected, which could, in turn, result in a decline in the valuation of our investments.

Risks Related to Investing in the Company

Difficulty of asset valuations or appraisals

We hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation. We are required to fair value such investments and expect to conduct our own fair valuations consistent with valuation policies and procedures adopted by the Board. The Adviser also utilizes alternative valuation methods, such as engaging third-party valuation providers or pricing services, as it determines is necessary in order to fair value such investments. All valuation methods necessarily involve a level of subjectivity for which objective support is unavailable. If a third party is used to assist with asset valuations, we will ultimately be responsible for the valuation of such assets notwithstanding the assistance from an independent third party provider.

Indemnification

We have indemnification obligations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Company.

Potential conflicts of interest

Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our stockholders. The following discussion enumerates certain potential conflicts of interest that should be carefully evaluated before making an investment in our shares. The discussion below does not seek to exhaustively describe all potential conflicts of interest.

The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Certain members of the Adviser’s investment team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the principals of our Sponsor, and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. For example, our co-founders Dr. Najamul Kidwai, Michael Zhao, Michael Lempres and David Hytha have invested in early stage digital asset services and technology companies and, subject to the Adviser’s conflicts of interest procedures, we may seek to invest in the same companies. In serving in these multiple capacities, they may have obligations to other investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The principals of the Adviser, employees of the Sponsor, and other funds sponsored by the Sponsor as passive investors in venture funds or other investment vehicles, may receive opportunities to invest in funds comprised of securities of late-stage private companies, that we may not have access to or which may not be appropriate for us to consider.

In addition, Dr. Kidwai is a shareholder of Forge Global, a private securities marketplace, and EQUIAM, which provides a private securities investment fund. We may utilize these companies as a means to acquire equity and equity-related interests to the extent consistent with applicable law, including particularly the affiliated transaction restrictions of the Investment Company Act and the Adviser’s duty to seek best execution for our transactions involving the purchase or sale of securities.

Possession of material non-public information

The investment team of the Adviser may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.

Exemptive relief

We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our Directors who are not interested persons and, in some cases, the prior approval of the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. We, the Adviser and certain of its affiliates intend to submit an exemptive application to the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates to the extent we are unable to rely on the MassMutual No Action Letter. There can be no assurance that this exemptive order would be granted. If such relief is granted, then we would be permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Adviser’s allocation policy will seek to ensure equitable allocation of investment opportunities between us and/or other funds managed by the Adviser or its affiliates over time.

Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our common stock.

The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.

Our Board could also amend our bylaws to opt into the Maryland Control Share Acquisition Act; provided, however we would only do so if our Board determines that it would be in our best interests and if it is determined that opting into the Maryland Control Share Acquisition Act does not conflict with the Investment Company Act. The Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control and increase the difficulty of consummating such a transaction. A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Maryland Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the Investment Company Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Maryland Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court, and some uncertainty around the application of the Investment Company Act of state control share statutes exists as a result of recent federal and state court decisions that have found certain control share statute provisions violate the Investment Company Act.

Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the Maryland General Corporation Law and our organizational documents, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred stock convertible into shares of common stock may also reduce the net income and NAV per share of our common stock upon conversion. These effects, among others, could have an adverse effect on an investment in our common stock.

Risks Related to the Listing of Our Shares

Our stock price may be volatile, and could decline significantly and rapidly.

If the trading price of our common stock is above the level that investors determine is reasonable for our common stock, some investors may attempt to short our common stock after trading begins, which would create additional downward pressure on the trading price of our common stock, and there will be more ability for such investors to short our common stock in early trading than is typical for an underwritten public offering given the limited amount of contractual lock-up agreements or other restrictions on transfer.

●	The trading price of our common stock following the listing also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:

●	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors; the number of shares of our common stock made available for trading;

●	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;

●	changes in our projected operating and financial results;

●	future sales of our common stock by us or our stockholders;

●	changes in our board of directors, senior management, or key personnel;

●	the trading volume of our common stock;

●	general economic and market conditions; and

●	other events or factors, including those resulting from war, incidents of terrorism, pandemics (including the COVID-19 pandemic), elections, or responses to these events.

An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

We currently expect our common stock to be listed and traded on NYSE within 60 days following the effectiveness of this Registration Statement on Form N-2. Prior to listing on NYSE, there has been no public market for our common stock. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Selling Stockholder has no specific plans to sell shares in the public market following the listing, and we have not discussed with potential investors their intentions to buy our common stock in the open market. While our common stock may be sold after our listing on NYSE by the Selling Stockholder pursuant to this prospectus or by our other existing stockholders in accordance with Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), unlike an underwritten initial public offering, there can be no assurance that the Selling Stockholder or other existing stockholders will sell any of their shares of common stock, and there may initially be a lack of supply of, or demand for, common stock on NYSE. Conversely, there can be no assurance that the Selling Stockholder and other existing stockholders will not sell all of their shares of common stock, resulting in an oversupply of our common stock on NYSE. In the case of a lack of supply of our common stock, the trading price of our common stock may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our common stock if they are unable to purchase a block of our common stock in the open market in a sufficient size for their investment objectives due to a potential unwillingness of our existing stockholders to sell a sufficient amount of common stock at the price offered by such institutional investors and the greater influence individual investors have in setting the trading price. If institutional investors are unable to purchase our common stock in a sufficient amount for their investment objectives, the market for our common stock may be more volatile without the influence of long-term institutional investors holding significant amounts of our common stock. In the case of a lack of demand for our common stock, the trading price of our common stock could decline significantly and rapidly after our listing. Therefore, an active, liquid, and orderly trading market for our common stock may not initially develop or be sustained, which could significantly depress the trading price of our common stock and/or result in significant volatility, which could affect your ability to sell your shares of common stock.

Risks Related to Our Securities and This Offering

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

If we issue preferred stock, the NAV and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to our stockholders. The issuance of preferred stock would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Risks Related to Leverage

We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed amounts, if any, which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common stockholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to our shares of common stock, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approves such sale. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Risks Related to U.S. Federal Income Tax

We will be subject to U.S. federal income tax at corporate rates if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Considerations.”

The Annual Distribution Requirement for a RIC will be satisfied if we timely distribute to our stockholders on an annual basis at least the sum of (i) 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses, and (ii) 90% of our net tax-exempt income for that taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. We would be taxed, at U.S. federal corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. Because we may use debt financing, we may be subject to (i) an asset coverage ratio requirement under the Investment Company Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes or (2) fail to qualify for RIC tax treatment, and thus become subject to U.S. federal income tax at corporate rates on our taxable income.

The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities or foreign currencies, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities or currencies.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities or any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we intend to invest in a small number of issuers and the investments may be relatively illiquid, we may be unable to dispose of investments quickly enough to meet the asset diversification requirement at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement. In that case, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to U.S. federal income tax at corporate rates.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding, and value added taxes) for which a foreign tax credit is not available.

Future tax changes may affect us or our stockholders.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us or our stockholders. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect us and our stockholders. Stockholders are urged to consult with their tax adviser regarding tax legislative, regulatory, or administrative developments and proposals.

DISTRIBUTIONS

The timing and amount of our dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

●	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

●	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

●	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan for our stockholders. See “Dividend Reinvestment Plan.”

THE COMPANY’S INVESTMENTS

Investment Objective and Investment Strategy

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. To achieve our investment objective, we intend to invest in a portfolio of what we believe to be 30 of the leading digital asset services and infrastructure companies. Consequently, under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the digital asset services and infrastructure sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer. We will invest principally in the equity and equity-linked securities of what we believe to be rapidly growing private emerging companies, approximately half located in the United States, with the rest located in Europe, Asia and the Middle East. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. There can be no assurance that we will achieve our investment objectives or that our investment program will succeed. Our Board of Directors may change our investment objective without prior stockholder approval.

To achieve our investment objective, we will leverage the Adviser’s extensive network of relationships with other sophisticated institutions to source and evaluate investments.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. In addition, we may purchase units or shares of Private Funds to gain economic exposure to private companies that invest in the digital asset technology sector. We will limit our investments in such Private Funds to no more than 15% of our net assets. In addition, we will limit our investment in any Private Fund to no more than 3% of the outstanding voting securities of this fund, and no more than 5% of the value of our total assets. Nevertheless, as of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors at least 60 days before making any such investments.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also will deploy capital into equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company.

We intend to achieve our investment objective by adopting the following investment strategies:

●	Identify high quality growth companies. Based on our experience in analyzing technology trends and markets, we have identified growth-stage and mid-stage privately held companies as opportunities where we believe companies are capable of producing substantial growth.

We will further rely on our collective industry knowledge as well as an understanding of where leading venture capitalists and other institutional investors are investing. We will leverage a combination of our relationships in the widely disbursed digital asset services and technology sector and use independent research to identify companies that we believe are differentiated and best positioned for sustained growth. We will continue to expand our sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals. We will be targeting businesses that have been shown to provide scaled valuation growth before a potential IPO or strategic exit.

●	Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investment opportunities at an acceptable price through our disciplined investing strategy. To this end, we will utilize multiple methods to acquire equity stakes in private companies that are not available to most individual investors.

●	Create access to a varied investment portfolio. We will seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company or industry. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

●	Focus on companies that embrace and comply with applicable laws and regulations regarding digital asset services and infrastructure. We will seek to invest in companies that proactively comply with applicable laws and regulations regarding digital asset services and infrastructure, seek to work with regulatory agencies in the U.S. and other jurisdictions to develop and promote policies, products and practices compatible with existing regulations and anticipate opportunities to develop products and offer services compatible with established regulatory practices.

Direct equity investments. We will also seek direct investments in private companies as a minority part of our portfolio. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. We also will utilize private secondary marketplaces, such as Forge, SharesPost and CartaX as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also will purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry [ and established history of investing ] affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

Some of our investments may be held through SPVs which are private investment vehicles formed to invest in a particular portfolio company. Investments in SPVs are common in the venture capital industry and are an efficient way to pool capital with other investors in order to invest in a single issuer. We do not control the SPVs that we may invest in and they are not our subsidiaries.

No Direct Investments in Unregulated Cryptocurrencies. We will not invest directly in any cryptocurrencies or other digital assets instruments. We may from time to time invest uninvested capital in select, SEC-registered ETFs that hold digital assets, such as Bitcoin or Ether. We intend to make any such investment in accordance with the following statutory limits: (i) we will acquire no more than 3% of the outstanding voting securities of any such ETF; (ii) our investment in such an ETF will comprise no more than 5% of the value of our total assets at time of acquisition; and (iii) our investment in such an ETF, together with our investment in other investment companies, will comprise no more than 10% of the value of our total assets. We may, however, invest in ETFs and other investment companies beyond the foregoing limits, provided that (i) our investment in investment companies in the aggregate will comprise no more than 15% of the value of our total assets, and (ii) we will comply in any such case with the conditions set forth in existing SEC rules, including the requirement to “mirror vote” shares held in any particular ETF or other investment company.

Investment Process

Concentrated Digital Asset-related Focus

We believe that the world is in the midst of a revolution driven by blockchain and digital asset technology, which have the potential to extend into every sector, market, and geography. Thus, the opportunity for digital asset services and infrastructure companies extends across a broad spectrum. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Thus, the Adviser will actively seek out promising investments across a diverse selection of new blockchain and digital asset technology subsectors, such as companies involved in DeFi, stablecoins and other innovations.

Investment Targeting and Screening

We will identify prospective portfolio companies by ranking privately held digital asset services and infrastructure companies worth approximately $500 million or more (“unicorns”) by market capitalization, then filtering and weighting by a set of growth and health metrics.

We will look at the following key growth and health metrics for prospective portfolio companies:

●	company must have recently raised capital from what we believe to be reputable U.S. or international institutional or private investors;

●	any outstanding preferred stock liquidation preference must be strong relative to market capitalization;

●	company’s financial structure must not be overly complex (e.g. ratchets with significant penalties, heavy debt loads), such that it would create undue risk of impending financial distress;

●	company’s corporate structure and governance must be transparent and comparable with standard corporate structures;

●	company’s executive team must not have had relatively high turnover over the past 12 months;

●	company must have developed a clear and actionable growth strategy; and

●	company must have a plan for regulatory compliance.

We will further identify prospective portfolio companies through an extensive network of relationships developed by the Adviser. Investment opportunities that meet our key health criteria will be validated against the observed behavior of leading venture capitalists and institutional investors, as well as through our own internal and external research.

Based on our key growth and health criteria, we will identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we will focus on evaluating potential portfolio companies across a spectrum of metrics that assess key indicators of each company’s health and growth among several other factors, which collectively characterize our proprietary investment process.

Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, asset-light software and platform business models, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

We also will look at indicators of company culture, including healthy diversity metrics, culture of compliance, strong cultural health and employee reviews, and positive environmental, social, corporate governance impact.

As part of the due diligence process, we will also look at the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

We will give each prospective portfolio company that passes our initial due diligence review a qualitative ranking to allow us to evaluate it against others in our pipeline, and we will review and update these rankings on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or by a direct equity investment. We will access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We will utilize a combination of each of these sources to help us set a target price and valuation for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we will select investments for inclusion in our portfolio based on their value proposition, addressable market, fundamentals and valuation. We will seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally will choose to pursue specific investments based on the availability of shares and valuation expectations. We will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly will evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We will monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment.

Portfolio Contents and Techniques

Our portfolio will be composed principally of the following investments, each of which present certain unique risks which may impact the value of our investments and in turn the value of our shares and your investment in us.

Equity Securities

We invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. We may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because we will ordinarily have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Some of our investments in equity securities may be held through SPVs, which are private investment vehicles designed to provide investors access to securities of private companies. SPVs are organized by managers unaffiliated with us and offer investors the opportunity to pool their collective capital to invest in a single private company’s securities. SPVs are generally organized as limited liability companies, and the investors are members of the limited liability company, and, for that reason, the rights of SPV investors are documented in the individual SPV’s operating agreement, subject to the terms of any side letters entered into between an SPV investor and the manager.

SPV offerings are usually private placements conducted pursuant to Regulation D under the Securities Act to a limited number of accredited investors. In connection with an investment in an SPV, we would be one of many investors and not privy to the identity of other investors. The underlying assets of an SPV are the securities of the single private company the SPV was formed to invest in, and, consequently, the value of an SPV investment generally equals the fair value of those underlying securities, after discounting to take into account any fees paid to the SPY. SPV investors typically pay fees to the SPV manager to cover necessary operating and offering-related costs; however, as a result of our Adviser’s relationships with a number of SPV sponsors, we have often been able to negotiate favorable fee terms in side letters, which, in some cases, entirely eliminates the fees that we would otherwise pay.

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

Private Company Investments

At any given time, we anticipate making significant investments in private companies that we may need to hold for several years or longer. We expect certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Preferred Equity

We may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Warrants

Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Private Investment Companies

Investments in private investment companies are subject to additional risks beyond the securities held by such funds. For example, no market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

A Private Fund may also not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial reports. We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the portfolio company that may be available to the manager of the fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

In addition, the manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund, it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its portfolio company or other investors in the portfolio company.

A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

We will limit our investments in such Private Funds to no more than 15% of our net assets. Nevertheless, as of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors 60 days before making any such investments.

Forward Contracts

We do not anticipate that forward contracts will be a significant part of our investments. However, to a limited degree, may invest in forward contracts that involve stockholders (each a “counterparty”) of a potential portfolio company, whereby such counterparties promise future delivery of equity securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty. In such cases, we will not be direct beneficiaries of the portfolio company’s securities or related instruments. Instead, we would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.

Swaps

We do not anticipate that swaps will be a significant part of our investments. However, to a limited degree, may invest swaps, which are a type of derivative. Swap agreements involve the risk that the party with which we have entered into the swap will default on its obligation to pay us and the risk that we will not be able to meet our obligations to pay the other party to the agreement. In order to seek to hedge the value of our portfolio, to hedge against increases in our cost associated with interest payments on any outstanding borrowings or to seek to increase our return, we may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by us, which would cause us to make payments to our counterparty in the transaction that could adversely affect our performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by us may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions, and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to our portfolio because, in addition to our portfolio, we would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. We are not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect our ability to successfully use swaps.

To the extent we invest in forward contracts and swaps, we intend to rely on the “limited derivatives user” exception in Rule 18f-4 under the Investment Company Act to enter into such derivatives transactions, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. To maintain our qualification as a “limited derivatives user,” we will limit our “derivatives exposure” to no more than 10% of the value of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a “limited derivatives user” as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

MANAGEMENT

We are managed by the Adviser. The Adviser intends to register with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

Investment Committee

The management of our investment portfolio is the responsibility of the Adviser, which is led principally by the members of the Investment Committee. The Investment Committee is currently comprised of Dr. Najamul Kidwai, Michael Zhao, and Michael Lempres. The investment team, under the Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Investment Committee meets regularly to consider investment opportunities, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of our investment portfolio. Each investment opportunity requires the unanimous approval of the members of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The Investment Committee’s members may change from time to time as designated by the Adviser.

None of the Adviser’s investment professionals receives any direct compensation from us in connection with the management of our portfolio. Certain members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The Adviser’s investment professionals who are primarily responsible for the day-to-day management of our portfolio are as follows:

Dr. Najamul Kidwai. Dr. Kidwai, a co-founder, has served as President, Chief Executive Officer and Director of the Company since our inception. Dr. Kidwai has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Dr. Kidwai has served as Chairman and Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain, raising $230 million. Since 2016 to present, Dr. Kidwai has served as a Venture Partner and Investment Committee Member of Frontier Ventures, a venture capital fund focused on early-stage technology and blockchain. Since 2017, Dr. Kidwai also has been a Co-Founder and is a member of the executive committee (ExComm) of EQUIAM, a leading, private-markets-focused venture capital fund. Through EQUIAM, Dr. Kidwai has invested in several technology companies including Stripe, Coinbase, Uphold, Blockdaemon, Copper and Robinhood. Dr. Kidwai has also been investing in digital assets/crypto/blockchain since 2016, including companies such as Chainge Finance, TransFi and Fusion. From 2009 to present, Dr. Kidwai has served as an independent advisor, board member, and/or investor in a number of technology companies such as ForgeGlobal, Destiny|XYZ and Klickl. Dr. Kidwai has served similar roles with Neurable and ToTheNew Ventures. From 2006 to 2009, Dr. Kidwai served as the Founder and CEO of Real Time Content, a proprietary Adaptive Media Platform which exited to NASDAQ-listed Pitney Bowes. Prior to 2006, Dr. Kidwai held investment roles at Edge Venture Capital, and AtomicTangerine (a Stanford Research Institute (SRI) International Company). Dr. Kidwai holds a B.S.c Hons. in Technology Management from Staffordshire University and honorary Doctorates from Staffordshire University and Lincoln University.

Michael Lempres. Mr. Lempres, a co-founder, has served as Chairman and Director of the Company since our inception. Mr. Lempres has also served as a member of the Adviser’s Investment Committee since its inception. A lawyer by training, Mr. Lempres has spent decades at the top levels of government and of regulated industry.  Appointed by three Presidents, he served at several senior positions in the federal government, including as Deputy Associate Attorney General at the US Department of Justice (DOJ). In the private sector, Mr. Lempres served as the Chief Legal and Policy Officer of Coinbase, where he helped guide the nation's leading digital asset exchange business through its hypergrowth period.  He also worked as Executive in Residence at Andreessen Horowitz, a leading venture capital firm.  Prior to those experiences, he worked as General Counsel for Bitnet, an early digital currency payments provider, and as the senior lawyer for Silicon Valley Bank (2010-2015).  Previously, he worked as General Counsel of the Pacific Coast Stock & Options Exchange, where he helped guide the adoption of radically new trading rules and the sale of the exchange.  Mr. Lempres also has substantial board experience in both private and public companies. He serves as Chair of the Board of Silvergate Capital Corporation and as a Director for MoonPay USA, LLC, Bitstamp USA, and Simba Chain, Inc.  He received his A.B. degree from Dartmouth College and his J.D. from the University of California, Berkeley.

Michael (Xu) Zhao. Mr. Zhao, a co-founder, has served as Vice-Chairman and Director of the Company since our inception. Mr. Zhao has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Mr. Zhao served as Founder, Chief Executive Officer and a Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain. Since 2017, Mr. Zhao has served as Executive Chairman of Kickl, Inc. (formerly known as the International Digital Currency Markets) and as the CEO of the VGPay crypto payment business. Since 2018, Mr. Zhao has served as co-chairman of the Hong Kong Blockchain Association. Mr. Zhao’s prior experience includes significant roles in international financial trading at Intesa San Paulo from 2014 to 2016, China Merchants Bank from 2011 to 2014, the State Foreign Exchange Administration of the People’s Republic of China from 2010 to 2011 and UBS from 2006 to 2009. He has a Master’s degree in Electronic Engineering and Finance from the University of Florida.

The Statement of Additional Information included in this prospectus (the “SAI”) provides additional information about the Adviser’s compensation, other accounts managed by the Adviser and its affiliates and ownership of our shares by the Adviser and its affiliates.

Our Adviser

The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser has no operating history as a registered investment adviser. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

The Adviser and its affiliates may in the future provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Adviser intends to put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the Investment Company Act. As a registered investment company, we are subject to certain regulatory restrictions in co-investing with individuals or entities with which we may be restricted from doing so under the Investment Company Act unless we obtain an exemptive order from the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. We, the Adviser, as well as certain of its affiliates, may also submit an exemptive application to the SEC seeking an order that would permit us to co-invest with other funds managed by the Adviser or its affiliates to the extent we are unable to rely on the MassMutual No Action Letter in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that this exemptive order will be granted. If such relief is granted, then we will be permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our independent directors draw certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our affiliates on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Adviser’s allocation policy will seek to ensure that there is equitable allocation of investment opportunities among us and other funds managed by the Adviser or its affiliates over time.

The Adviser’s address is 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301.

Investment Advisory Agreement

The description below of the Investment Advisory Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Investment Advisory Agreement.

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:
managing our assets in accordance with our investment objective, policies and restrictions;

●	determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on its behalf;

●	monitoring our investments;

●	performing due diligence on prospective portfolio companies;

●	exercising voting rights in respect of portfolio securities and other investments for us;

●	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies; and

●	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Term

The Investment Advisory Agreement was approved by the Board on [ date ]. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the Investment Company Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the Investment Company Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a Majority of the Outstanding Shares of our common stock. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Removal of Adviser

The Adviser may be removed by the Board or by the affirmative vote of a majority of the outstanding shares.

Compensation of the Adviser

Under the Investment Advisory Agreement we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts, if any. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

Limitations of Liability and Indemnification

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our stockholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Payment of Our Expenses under the Investment Advisory Agreement

Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser within reasonable limits. We will reimburse an affiliate of the Adviser for organizational and offering costs borne on our behalf. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including Management Fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser or its affiliates in performing its administrative obligations under the Investment Advisory Agreement, and (iii) all other reasonable expenses of our operations and transactions including, without limitation, those relating to:

●	expenses incurred in connection with our operations, including the purchase, holding, sale or proposed sale of any of our investments (including legal and accounting fees) unless paid for by the company which is the subject of the investment;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	costs and fees relating to the preparation of our financial and tax reports, portfolio valuations and tax returns;

●	the costs of prosecuting or defending any legal action for or against us or our affiliates;

●	costs related to our indemnification of the Adviser and our officers and any affiliates of the Adviser;

●	the costs of any litigation, director and officer liability or other insurance and indemnification or extraordinary expense or liability relating to our affairs;

●	unreimbursed out-of-pocket costs relating to investment transactions that are not consummated, including legal, accounting and consulting fees, and all extraordinary professional fees incurred in connection with our business or management;

●	expenses associated with our liquidation;

●	taxes, fees or other governmental charges levied against us and all expenses incurred in connection with any tax audit, investigation, settlement or review of us;

●	fees paid to consultants, custodians, outside counsel, accountants, agents, investment bankers and other similar outside advisors;

●	calculating our net asset value (including the cost and expenses of any independent valuation firm);

●	expenses, including travel, entertainment, lodging and meal expenses, incurred by members of our investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing our rights;

●	fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on our borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for our account and in making, carrying, funding and/or otherwise resolving investment guarantees);

●	offerings, sales, and repurchases of our common stock and other securities;

●	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

●	Management Fees under the investment advisory agreement, by and between the Company and the Adviser;

●	applicable administrative agent fees or loan arranging fees incurred with respect to our portfolio investments;

●	fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for our benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

●	costs incurred in connection with investor relations, board of directors relations, and with preparing for and effectuating a listing of our securities on any securities exchange;

●	transfer agent, dividend agent and custodial fees and expenses;

●	federal and state registration fees;

●	U.S. federal, state and local taxes;

●	fees and expenses of the independent directors, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent directors;

●	costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to our activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to our activities;

●	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

●	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

●	proxy voting expenses;

●	expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of our securities, including in connection with any dividend reinvestment plan or direct stock purchase plan;

●	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

●	allocable fees and expenses associated with marketing efforts on our behalf;

●	fees, costs and expenses of any litigation involving us or our portfolio companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to our affairs;

●	any government or regulatory filings, returns or reports, including fees and expenses for annual reports and foreign qualification certificates; and

●	other expenses incurred by us or the Adviser or its affiliates in connection with administering our business.

License Agreement

We also intend to enter into a license agreement (the “License Agreement”) with the C1 Digital Media Corp, a Delaware corporation and an affiliate of the Adviser, pursuant to which we will be granted a non-exclusive license to use the names “C1 Fund,” “C1 30,” and “C1 Thirty” for a nominal fee. Under the License Agreement, we have a right to use the names “C1 Fund,” “C1 30,” and “C1 Thirty” for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the names “C1 Fund,” “C1 30,” “C1 Thirty,” or the C1 Fund logo. C1 Digital Media Corp is owned by Dr. Najamul Kidwai, Michael Lempres, Michael Zhao and David Hytha.

Administrator

[                 ] (the “Administrator”) serves as our administrator. Pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement, the Administrator maintains our general ledger and is responsible for calculating the NAV of our shares, and generally for managing our other administrative affairs. We pay the Administrator an administrative fee, computed and payable monthly at an annual rate based on our aggregate monthly total assets.

Ownership of the Adviser

The Adviser is 100% owned by the Sponsor, C1 Holdings LLC, a Caymans Islands exempted company located at CO Services Cayman Limited, P.O. Box 10008 Willow House, Cricket Square, Grand Cayman, Cayman Islands. The Sponsor is 90% owned by members of the Investment Committee and other investment professionals. No individual or entity owns more than 25% of the Sponsor.

DETERMINATION OF NET ASSET VALUE

The NAV of our shares of common stock will be computed based upon the market value of our portfolio assets at the end of each quarter or the fair value of these assets determined in accordance with our valuation policies and procedures at the end of each quarter. We calculate NAV per share by subtracting our liabilities (including accrued expenses, dividends payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of our common stock outstanding.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at an Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If we hold both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration o£ yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on an Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by us on a day on which we value such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which we value such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model, which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are publicly-traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly-traded or whose market quotations are not readily available are valued at fair value as determined in good faith in accordance with written valuation policies and procedures that have been adopted by the Board.

In determining the market value of portfolio investments, we may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on our books at their face value. The price we could receive upon the sale of any particular portfolio investment may differ from our valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by us, and we could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Our ability to value our investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value our securities and other assets and liabilities are based on information available at the time we value our assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which we valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued in accordance with written valuation policies and procedures that have been adopted by the Board.

Certain of the securities that we acquire may be traded on foreign exchanges or OTC markets on days on which our NAV is not calculated and our shares are not traded. In such cases, the NAV of our shares may be significantly affected on days when investors can neither purchase nor sell our shares.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the Investment Company Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. The fair value of forward contracts are based, in part, on recently observed transactions in the issuer’s securities, adjusted for a number of factors, which may include credit risk of the underlying issuer, the share ratio and fees associated with the SPV, if any. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

Dilution Effect. C1 Holdings, as our sponsor, will contribute the capital to satisfy the initial funding requirements of Section 14(a) of the Investment Company Act and to meet our startup expenses. In connection with this investment, C1 Holdings will initially hold an ownership interest equal to 100% of our issued and outstanding shares, and an ownership interest equal to 10% of our issued and outstanding shares after the sale of shares in our public offering.

Assuming all the offered shares are sold in the offering at the initial public offering price, the retention by C1 Holdings of a 10% ownership interest of our outstanding shares will have a dilutive effect on our NAV. There will be a reduction in NAV computed immediately after the offering. For example, assuming all shares were sold at the public offering price, our total net assets immediately after the offering will be equal to $[_________] (i.e., total assets of $[________] less liabilities, including underwriting discounts and commissions and estimated offering expenses). Our net asset value per share will be equal to $[       ], calculated by dividing total net assets of $[      ] by total outstanding shares of [              ]. The transaction thus will result in a decrease in NAV per share equal to $[       ] but a significant increase over the price at which each share was acquired by C1 Holdings at the time it made its initial capital contribution to us.

Our Board of Directors, including a majority of the independent directors, has evaluated the terms and conditions of the above-described investment. The Board has determined, after due consideration of the circumstances, that C1 Holdings’ retention of a 10% ownership interest of our shares is fair and equitable and in the best interests of our investors. The Adviser, as the wholly owned subsidiary of C1 Holdings, has a real incentive to remain associated with us and to deliver investment advisory services in a manner that would maximize C1 Holdings’ investment in us. Because the interests of our shareholders and the interest of the Adviser as investor in us are aligned, the Adviser would not have an incentive to take undue risks in managing our assets. In addition, under the terms of the Underwriting Agreement, C1 Holdings is subject to an initial lockup period of [6 months] and is, therefore, prohibited from selling its shares during this period.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of our shares of common stock elects to receive cash by contacting [ _______________ ] (the “Plan Administrator”), all dividends, capital gain distributions and returns of capital, if any, declared on our shares will be automatically reinvested by the Plan Administrator for stockholders in the Company’s Dividend Reinvestment Plan (the “Plan”), in additional shares of common stock. Stockholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least five days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever we declare a dividend payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of our shares of common stock, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of our common stock (“Newly Issued Common Shares”) or (ii) by purchase of outstanding shares of our common stock on the open market (“Open-Market Purchases”) on NYSE or elsewhere. If, on the payment date for any dividend, the market price per share plus estimated brokerage trading fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Company for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price per share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any dividend, the NAV per share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the dividend amount in our shares of common stock acquired on behalf of the Plan participants in Open-Market Purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “Last Purchase Date”), to invest the dividend amount in our shares of common stock acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in Newly Issued Common Shares on the dividend payment date. The Plan provides that if the Plan Administrator is unable to invest the full dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Company for each participant’s account, in respect of the uninvested portion of the dividend, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Shares of our common stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of our shares of common stock owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of our shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those shares. If a beneficial owner of our shares of common stock held in the name of a Nominee wishes to participate in the Plan, and the Stockholder’s Nominee is unable or unwilling to become a registered stockholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to our shares of common stock issued directly by us as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of dividends will not relieve Plan participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. For additional discussion regarding the tax implications of participation in the Plan, see “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of our shares of common stock through the Plan Administrator are subject to brokerage commissions.

The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants by written notice provided directly or in the next report to stockholders.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free [ Plan Administrator telephone ] or by writing to [                ]. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to C1 Fund Inc. on all correspondence.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. In particular, this discussion does not address tax considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the individual or corporate alternative minimum tax, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, former U.S. citizens or long-term residents, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We intend to elect to be treated, and intend to qualify each year, as a RIC beginning with our taxable year ending December 31, [2025]. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or currencies (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax at corporate rates.

Under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our stockholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” or QEF, in lieu of the foregoing requirements, we will include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we hold (or are considered to hold) more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder that is a United States Shareholder (as defined below) of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by United States Shareholders. A “United States Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) at corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our stockholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is generally lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U. S. Stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI. A tax-exempt U.S. Shareholder may also incur UBTI if it finances its acquisition of shares with debt.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, we will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder.

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

We must generally report to our Non-U.S. Shareholder and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% that is a specified U.S. person owner or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

UNDERWRITING

Subject to the terms and conditions of an underwriting agreement dated [November] ___, 2024 (the “Underwriting Agreement”), the underwriters named below have agreed to purchase, and the Company has agreed to sell to the underwriters, the number of common shares set forth opposite the name of each underwriter.

UNDERWRITER	NUMBER OF SHARES
The Benchmark Company, LLC	[ ]

The Underwriting Agreement provides that the obligation of the underwriters to purchase the shares included in this offering is subject to the approval of certain legal matters by counsel and satisfaction of certain other conditions. The underwriters are obligated to purchase all the common shares sold in the offering, which represent 90% of the outstanding voting securities of the Company. In addition, under the terms of the Underwriting Agreement, the Company has granted The Benchmark Company, LLC (“Benchmark”) an option, exercisable within 30 days after the closing of the offering (“Closing”), to acquire up to an additional 15% of the total number of common shares to be offered by the Company in the offering, solely for the purpose of covering over-allotments (the “Over-allotment Option”).The Underwriting Agreement provides that the Company and C1 Advisors will indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriter may be required to make for any of these liabilities.

In connection with and upon closing of the offering, the Company agrees to pay Benchmark a cash fee equal to seven percent (7.00%) of the gross proceeds from the sale of common shares in the offering. This fee will be reduced by the amount of pre-offering fees the Company paid Benchmark for assessing the viability of the public offering and for assisting with this offering.

The Underwriting Agreement provides that the Company is responsible for all reasonable, necessary and accountable out-of-pocket expenses relating to the offering, including, (a) all filing fees and communication expenses associated with the review of this offering by FINRA, (b) all fees, expenses and disbursements relating to the registration, qualification or exemption of securities offered under the securities laws of foreign jurisdictions designated by Benchmark, (c) the fees and expenses of the underwriters’ legal counsel, and (d) “road show” expenses for the offering. In addition, the Company has agreed to pay Benchmark a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of shares in the offering.

The Underwriting Agreement provides that: (i) the Company’s directors and officers and holders of the Company’s outstanding shares as of the effective date of the registration statement will enter into customary “lock-up” agreements in favor of Benchmark for a period of six (6) months from the date of the offering, and (ii) each of the Company and any successors of the Company will agree, for a period of six (6) months from the closing, that each will not (a) offer, sell, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (b) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Amendment and Restatement (the “Charter”) and our Second Amended and Restated Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.00001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of [ ], 2024:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	–	[ ● ]

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its present and former directors and officers of the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability for money damages to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter also provides that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of (i) a written affirmation by such person of his or her good faith belief the standard of conduct necessary for indemnification of such person by the Company has been met, and (i) an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under the MGCL. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL, including Subtitle 8 of Title 3, contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Charter and Bylaws also contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions of the MGCL and our Charter and Bylaws are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. Additionally, under the MGCL, a director serving on a classified board may only be removed for cause. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors, provided however, that the number of directors may never be less than the minimum number required by the MGCL or the Investment Company Act. Our Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal indefinitely.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders at an annual meeting, may be made (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of our Bylaws and who is a stockholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a stockholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a greater or lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter provides that, except as specifically provided elsewhere in the Charter, any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, under the MGCL, will be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to caste a majority of all the votes entitled to be cast. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights or Preemptive Rights

Our Charter provides that, except as may be provided by the Board in setting the terms of shares of preferred stock, stockholders will not be entitled to any preemptive rights or to exercise appraisal rights.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the Investment Company Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Important provisions of the Control Share Acquisition Act, which would apply if the Company opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the Investment Company Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Company from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the Investment Company Act. One view is that implementation of the Control Share Acquisition Act would conflict with the Investment Company Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the Investment Company Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the Investment Company Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court, and some uncertainty around the application under the Investment Company Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share acquisition provisions violate the Investment Company Act. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that the Business Combination Act shall not apply to the Company, any stockholder of the Company, nor any business combination with the Company, to the fullest extent permitted by Maryland law; provided, however, that the Board may revoke this resolution, thereby, subjecting the Company and its stockholders to the Maryland Business Combination Act at any time with or without notice. If this resolution is revoked or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

If and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we adopt a resolution to be subject thereto) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any Internal Corporate Claim (as such term is defined in the MGCL), (ii) any derivative action or proceeding brought on behalf of the Company, (iii) any action asserting a breach of the standard of conduct by a director or a claim of breach of any duty owed by a director or officer of the Company to the Company or to the directors or stockholders of the Company, or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the bylaws, or this charter, or (v) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine under Maryland law.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by [               ] pursuant to a custodian agreement. The principal business address of [               ]. [               ] serves as our transfer agent, distribution paying agent and registrar. The principal business address of [              ].

LEGAL MATTERS

Dentons US LLP, located at 1900 K Street NW, Washington D.C. 20006, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge P.C., located at 100 Light Street, Baltimore, MD 21202.

Faegre Drinker Biddle & Reath LLP, located at 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, serves as legal counsel to the managing underwriter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the Company have been included herein and in the registration statement in reliance upon the report of [              ], our independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the Investment Company Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301, calling us at (650) 374-7800 or visiting our corporate website located at https://c1fund.com.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES C1 FUND INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons C1 Fund Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you Limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes — Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?          Call us at: (650) 374-7800

Who are we
Who is providing this notice?	C1 Fund Inc.
What we do
How does C1 Fund Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does C1 Fund Inc. collect my personal information?

We collect your personal information, for example

●       to know investors’ identities and thereby prevent unauthorized access to confidential information;

●       design and improve the products and services we offer to investors;

●       comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●       sharing for affiliates’ everyday business purposes — information about your creditworthiness

●       affiliates from using your information to market to you

●       sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● C1 Fund Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● C1 Fund Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● C1 Fund Inc. doesn’t jointly market.

C1 FUND INC.

[10,000,000] Shares of Common Stock

[$10] per Share

PRELIMINARY PROSPECTUS

The Benchmark Company

[Date]

Until         ,       (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy those securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED November 12, 2024

C1 Fund Inc.

[10,000,000] Shares of Common Stock
$[10] per Share

STATEMENT OF ADDITIONAL INFORMATION

C1 Fund Inc. (the “Company”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relining thereto dated ________, 2024. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (650) 374-7800. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [_____], 2024.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Our investment objective and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	We may not concentrate our investments in a particular industry, as that term is used in the Investment Company Act, except that we will concentrate our investments in companies operating in one or more industries within the digital asset technology group of industries.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Non-Fundamental Policy: We will not change our policy of investing, under normal market conditions, at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the digital asset services and unless we provide stockholders at least 60 days’ written notice before implementation of the change in compliance with U.S. Securities and Exchange Commission (“SEC”) rules.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of our investment objective, policies and techniques that are described in the prospectus. We may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the prospectus. There is no guarantee we will acquire all of the types of securities or use all of the investment techniques that are described herein.

Transitional or restructuring situations

We may invest in companies involved in (or that are the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies, refinancing and similar circumstances involving material changes or events. In any investment opportunity involving any such type of transitional or restructuring situation, there exists the risk that the contemplated transaction or event will be unsuccessful, take considerable time or result in a distribution of cash or a new security the value of which is less than the purchase price of the original security or other financial instrument. Similarly, if an anticipated transaction or reorganization or event does not in fact occur, we may be required to sell our investment at a loss.

Swaps

We do not anticipate that swaps will be a significant part of our investments. However, to a limited degree, may invest swaps, which are a type of derivative. Swap agreements involve the risk that the party with which we have entered into the swap will default on its obligation to pay us and the risk that we will not be able to meet our obligations to pay the other party to the agreement. In order to seek to hedge the value of our portfolio, to hedge against increases in our cost associated with interest payments on any outstanding borrowings or to seek to increase our return, we may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by us, which would cause us to make payments to our counterparty in the transaction that could adversely affect our performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by us may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions, and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to our portfolio because, in addition to our portfolio, we would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. We are not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect our ability to successfully use swaps.

To the extent we invest in forward contracts and swaps, we intend to rely on the “limited derivatives user” exception in Rule 18f-4 under the Investment Company Act to enter into such derivatives transactions, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. To maintain our qualification as a “limited derivatives user,” we will limit our “derivatives exposure” to no more than 10% of the value of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a “limited derivatives user” as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

MANAGEMENT OF THE COMPANY

Our Board of Directors

Board Composition

Our Board consists of [ seven ] members. [ The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of our Class I directors will expire at the [          annual meeting of stockholders; the terms of our Class II director will expire at the [        ] annual meeting of stockholders; and the terms of our Class III directors will expire at the [   ] annual meeting of stockholders. [ _____ ] and [ _____ ] serve as a Class I director (with a term expiring in [       ]); [ _____ ] and [ _____ ] serve as a Class II director (with a term expiring in [2027]); and [ _____ ], [ _____ ] and [ _____ ] serve as a Class III director (with a term expiring in [    ]). ]

Independent Directors

A majority of the Board consists of directors who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act (“independent directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Lake Dai, Mathew Krna, Jeffery H. Singer and Sara Wardell-Smith qualify as independent directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Dr. Najamul Kidwai, Michael (Xu) Zhao and Michael Lempres are each considered an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act) of the Company since each has a beneficial ownership interest in the Adviser.

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and our charter. The Board is composed of seven members, four of whom are independent directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Michael Lempres to serve in the role of Chairman of the Board. Mr. Lempres is considered an interested director because he is a controlling person of the Adviser. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Mr. Lempres’ history with the Company, familiarity with the Adviser’s investment platform and extensive experience investing in and managing early-stage investments qualifies him to serve as Chairman of the Board. The Board does not have a lead independent director. However, Mr. Jeffrey Singer, the chair of the Audit Committee, is an independent director and acts as a liaison between the independent directors and management. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Biographical Information

Brief biographies of our officers and directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Interested Directors
Dr. Najamul Kidwai, 55	Director, President, Chief Executive Officer and Investment Committee member	Director since October 2024; Term expires [year ]	[ Founder, Chairman and Director of Crypto 1 Acquisition Corp (2021 – 2022); Venture Partner and Investment Committee Member of Frontier Ventures (2016 – present); Co-Founder and Director of EQUIAM (venture capital) (2017 – present) ] [Neurable; ToTheNew Ventures; TransFi; and Chainge Finance]	[ ]	Crypto 1 Acquisition Corp; EQUIAM,; ToTheNew Ventures [ other directorships ]
Michael (Xu) Zhao, 41	Director, Vice Chairman and Investment Committee member	Director since October 2024; Term expires [year ]	[ Founder, Chief Executive Officer and Director of Crypto 1 Acquisition Corp (2021 – 2022); Co-Chairman of the Hong Kong Blockchain Association (2018 – present); Executive Chairman of International Digital Currency Markets (2017 – present) ]	[ ]	Crypto 1 Acquisition Corp; Hong Kong Blockchain Association [ , other directorships ]
Michael Lempres, 64	Director, Chairman and Investment Committee Member	Director since October 2024; Term expires [year ]	[ Chairman of Silvergate Capital Corporation (2021 – present; Mayor and City Councilmember, Town of Atherton, California (2014 – 2020); Executive in Residence at Andreesen Horowitz (venture capital) (2018 – 2021); Chief Legal & Risk Officer for Coinbase Inc. (cryptocurrency exchange) (2017 -2019 ) ]	[ ]	Silvergate Capital Corp. [ , other directorships ]

Independent Directors
Lake Dai, 49	Director	Director since October 2024; Term expires [year ]	[ Founder and Managing Partner, Sancus Ventures (2022-present); Applied AI Adjunct Professor and Advisory Board Member of CMU Technical Entrepreneur Coaching Hub, Carnegie Mellon University (2016-present); Co-founder and Vice Chair, Benevolent AI Future (2023-present); President and Chairwoman, Hua Yan Science and Technology Association (2021-2022); Partner, LDV Partners (2016-2022) ]	[ ]	[ Gemological Institute of America, Kubit; Benevolent AI Future; Hua Yan Science and Technology Association ]
Mathew Krna, 46	Director	Director since October 2024; Term expires [year ]	[ Founder and Managing Partner, Two Meters Capital LLC (2024-present); Managing Partner, Ladera Venture Partners, (2020-present); Venture Partner, Alpha Partners (2020-present); CEO, APTM (2021-2023); Co-Founder and Managing Partner, Princeville Global (2015-2020) ]	[ ]	[ Doctor on Demand; Dreamlines GmbH; Remitly (board observer) ]
Jeffery H. Singer, 60	Director	Director since October 2024; Term expires [year ]	[ Chief Operating Officer, doTERRA International LLC (2023-present); Professional in Residence at Utah Valley University (2021-present); Managing Director, Singer Global Management Group (2021-present); CEO, YBA Kanoo (2019-2020) ]	[ ]	[ Shatranj Capital Partners; doTERRA International LLC ]
Sara Wardell-Smith, 53	Director	Director since October 2024; Term expires [year ]	[ Nyca, Advisor (2021-present); Head of Business Solutions – North America, Visa (2020-2021); FTV Capital, Advisor (2019-2020); Wells Fargo, Executive Vice President (1995-2019) ]	[ ]	[ Revolut U.S.; CLS Group; R&T Deposit Solutions; Axos Financial; Provenance Blockchain Foundation]
Officers
Dr. Najamul Kidwai, 55	President, Chief Executive Officer	President and Chief Executive Officer since August 2024	[ Founder, Chairman and Director of Crypto 1 Acquisition Corp (2021 – 2022); Venture Partner and Investment Committee Member of Frontier Ventures (2016 – present); Co-Founder and Director of EQUIAM (venture capital) (2017 – present) ] [ positions and dates at Neurable, ToTheNew Ventures, TransFi and Chainge Finance ]	N/A	N/A

David Hytha, 70	Secretary, Treasurer and Chief Financial Officer	Secretary, Treasurer and Chief Financial Officer since August 2024	[ Chief Financial Officer of Crypto 1 Acquisition Corp (2021 – 2022); Founder and Managing Partner for New Wave Partners Inc. (2008 – present). ]	N/A	N/A
[ CCO Name ]	Chief Compliance Officer	Chief Compliance Officer since [month ] 2024

(1) The address for each Director and officer is c/o C1 Fund Inc., 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301.

Independent Directors

Lake Dai. Ms. Dai is a National Association of Corporate Directors certified director with experience serving on audit, risk, and finance committees. She is the Founder and Managing Partner of Sancus Ventures, a venture firm that invests in AI and blockchain software infrastructure such as distributed computing, blockchain data infrastructure, and regulated platform for Web3 APIs. She was employee #84 of Alibaba and an early team member of Apple and Yahoo!. Beyond her industry background, Ms. Dai is an Adjunct Professor of Applied AI at Carnegie Mellon University and an author of various machine learning patents. She also taught blockchain technology as part of master of engineering programs. Currently, Ms. Dai serves as a Board Governor and a member of the Audit & Risk Committee, Finance Committee, and the Lab & Research Committee at GIA (Gemological Institute of America). Additionally, she is an independent director of Kubit.ai, a SAAS company specializing in data visualization. “Ms. Dai received her Bachelor of Science degree from Beijing International Studies University, an MBA from the University of Southern California, and matriculated at the Stanford University Masters in Computer Science Program.”

Mathew Krna. Mr. Krna is a growth-stage technology investor with more than 20 years of experience. Mr. Krna is the founder and Managing Partner of Two Meter Capital LLC, a provider of fund management services for growth and venture portfolios. He is also Managing Partner of Ladera Venture Partners, a digital health-focused VC fund, and Venture Partner at Alpha Partners. From 2015 to 2020, Mr. Krna was the Co-Founder and Managing Partner of Princeville Global, a San Francisco- and Hong Kong-based growth-stage fund focused on investing in breakout-stage technology companies around the world. From 2011 to 2015, Mr. Krna was a Partner at Princeville Global’s predecessor fund, SoftBank Princeville, a $250 million growth-stage technology investment fund affiliated with SoftBank Group. From 2005 to 2011 Mr. Krna was vice president at Investor Growth Capital. Prior to these roles he served at Canaan Partners, and served as an investment banker at Credit Suisse and Donaldson, Lufkin & Jenrette. Mr. Krna has served on numerous boards of directors as a director or observer, including Criteo, Dotomi (acquired by Conversant), Doctor on Demand (merged with Grand Rounds), ID Analytics (acquired by LifeLock), and Remitly. Mr. Krna also previously served as CEO and Director of Alpha Partners Technology Merger Corp., a special purpose acquisition company. Mr. Krna holds an A.B. degree from Harvard University.

Jeffery H. Singer. Mr. Singer has spent most of his career in leadership capacities, serving several different times as CEO. Currently, he teaches finance at Utah Valley University and sits on the board of doTERRA International LLC and several other companies. He served as Group CEO at YBA Kanoo, one of the largest family companies in the Middle East, from 2019 to 2020. Before then, he served as CEO at both NASDAQ Dubai and then at the Dubai International Financial Center. Mr. Singer served as Executive-in-Residence at the American University of Sharjah from 2015 to 2019, and served in multiple advisory roles from 2012 to 2019. Before moving to the Middle East, he worked at NASDAQ in New York, serving as Senior Vice President and President of NASDAQ’s International Division. He also has an extensive technology and entrepreneurial experience by working many years at the software company SAP as well as technology startup companies. Mr. Singer earned an M.B.A. from the Harvard Business School and a B.S. in International Finance from Brigham Young University.

Sara Wardell-Smith. Ms. Wardell-Smith brings extensive experience in the areas of fintech and banking, global payments, and digital assets. Ms. Wardell-Smith is the former executive leader of Visa's commercial business across North America and led initiatives related to card issuance, real-time payments, cross-border payments and new payment flows. Prior to Visa, Ms. Wardell-Smith was an Executive Vice President at Wells Fargo where she held senior leadership positions in a number of wholesale banking divisions, and served on the firm’s Management Committee. Ms. Wardell-Smith currently serves as an independent director at Axos Financial, a leading technology-driven digital bank. She also serves as an independent director at the Provenance Blockchain Foundation, one of the largest public Layer 1 blockchains for real world assets. She also serves as an independent director at R&T Deposit Solutions, a premier provider of innovative deposit and treasury management solutions to the financial services industry. Previously, Ms. Wardell-Smith served on the U.S. board of Revolut, one of the world's fastest-growing challenger banks. She also served on the board of the CLS Group and the CLS Bank International which operates the largest multi-currency foreign exchange cash settlement system for financial institutions. Prior to that, Ms. Wardell-Smith was a member of the Working Group on U.S. Renminbi Trading and Clearing and also served on the board of the Global Foreign Exchange Division, part of the GFMA. She holds a Bachelor of Science degree in International Business from the University of San Francisco.

Interested Directors

Dr. Najamul Kidwai. Dr. Kidwai, a co-founder, has served as President, Chief Executive Officer and Director of the Company since our inception. Dr. Kidwai has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Dr. Kidwai has served as Chairman and Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain, raising $230 million. Since 2016 to present, Dr. Kidwai has served as a Venture Partner and Investment Committee Member of Frontier Ventures, a venture capital fund focused on early-stage technology and blockchain. Since 2017, Dr. Kidwai also has been a Co-Founder and is an executive committee (ExComm) member of EQUIAM, a leading, private-markets-focused venture capital fund. Through EQUIAM, Dr. Kidwai has invested in several technology companies including Stripe, Coinbase, Uphold, Blockdaemon, Copper and Robinhood. Dr. Kidwai has also been investing in digital assets/crypto/blockchain since 2016, including companies including companies such as Chainge Finance, TransFi and Fusion. From 2009 to present, Dr. Kidwai has served as an independent advisor, board member, and/or investor in a number of technology companies such as ForgeGlobal, Destiny|XYZ and Klickl. Dr. Kidwai has served similar roles with Neurable and ToTheNew Ventures. From 2006 to 2009, Dr. Kidwai served as the Founder and CEO of Real Time Content, a proprietary Adaptive Media Platform which exited to NASDAQ-listed Pitney Bowes. Prior to 2006, Dr. Kidwai held investment roles at Edge Venture Capital, and AtomicTangerine (a Stanford Research Institute (SRI) International Company). Dr. Kidwai holds a B.S.c Hons. in Technology Management from Staffordshire University and an honorary Doctorate from Lincoln University.

We believe Dr. Kidwai is well qualified to serve as a director, President and Chief Executive Officer due to his deep expertise with investments in digital asset and blockchain technology companies and his extensive managerial experience.

Michael Lempres. . Mr. Lempres, a co-founder, has served as Chairman and Director of the Company since our inception. A lawyer by training, Mr. Lempres has spent decades at the top levels of government and of regulated industry. Appointed by three Presidents, he served at several senior positions in the federal government, including as Deputy Associate Attorney General at the DOJ. In the private sector, Mr. Lempres served as the Chief Legal and Policy Officer of Coinbase, where he helped guide the nation's leading digital asset exchange business through its hypergrowth period. He also worked as Executive in Residence at Andreessen Horowitz, a leading venture capital firm. Prior to those experiences, he worked as General Counsel for Bitnet, an early digital currency payments provider, and as the senior lawyer for Silicon Valley Bank (2010-2015). Previously, he worked as General Counsel of the Pacific Coast Stock & Options Exchange, where he helped guide the adoption of radically new trading rules and the sale of the exchange. Mr. Lempres also has substantial board experience in both private and public companies. He serves as Chair of the Board of Silvergate Capital Corporation and as a Director for MoonPay USA, LLC, Bitstamp USA, and Simba Chain, Inc. He received his A.B. degree from Dartmouth College and his J.D. from the University of California, Berkeley.

We believe Mr. Lempres is well qualified to serve as a director and Chairman of the Board due to his deep expertise with investments in digital asset and blockchain technology companies and his contacts and business experience.

Michael (Xu) Zhao. Mr. Zhao, a co-founder, has served as Vice-Chairman and Director of the Company since our inception. Mr. Zhao has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Mr. Zhao served as Founder, Chief Executive Officer and a Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain. Since 2017, Mr. Zhao has served as Executive Chairman of Kickl, Inc. (formerly known as the International Digital Currency Markets) and as the CEO of the VGPay crypto payment business. Since 2018, Mr. Zhao has served as co-chairman of the Hong Kong Blockchain Association. Mr. Zhao’s prior experience includes significant roles in international financial trading at Intesa San Paulo from 2014 to 2016, China Merchants Bank from 2011 to 2014, the State Foreign Exchange Administration of the People’s Republic of China from 2010 to 2011 and UBS from 2006 to 2009. He has a Master’s degree in Electronic Engineering and Finance from the University of Florida.

We believe Michael Zhao is well qualified to serve as a director and Vice-Chairman of the Board due to his deep expertise with investments in digital asset and blockchain technology companies and his contacts and business experience.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to C1 Fund Inc., 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301, Attention: Chair of the Audit Committee.

Officers

Dr. Najamul Kidwai. Dr. Kidwai is our President and Chief Executive Officer. His biography is set forth above.

David Hytha. Mr. Hytha, a co-founder, has served as Secretary, Treasurer and Chief Financial Officer of the Company since our inception. Mr. Hytha has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Mr. Hytha served as the Chief Financial Officer of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/ blockchain. Mr. Hytha has advised major firms and new ventures in the U.S., Asia and Europe as Founder and Managing Partner for New Wave Partners Inc. since 2008. Mr. Hytha published on blockchain and artificial intelligence applications in 2019. Mr. Hytha served as Chief Financial Officer and Chief Business Officer for Nano Global from September 2016 to September 2017. Mr. Hytha also served as Chief Financial Officer and Chief Strategy Officer for Quixey in mobile search from January 2012 to August 2016. He served in multiple roles at venture capital firms Sofinnova Partners and Sofinnova Ventures and at their portfolio companies from 2006 to 2011. From 2003 to 2005, Mr. Hytha was Executive Vice President for Terminals at T-Mobile based in London, England and Bonn, Germany. From 1982 to 2003, he led businesses for new ventures and for large firms including AT&T, McCaw Cellular and Motorola in the U.S. and in Asia. He has also served as an adviser on entrepreneurship to Stanford Research Institute (SRI) International, Columbia University and Cambridge University. Mr. Hytha graduated with an MBA in Finance and in Operations Management from Columbia University and a B.A. from the College of the Holy Cross.

[ Chief Compliance Officer Name ]. [Chief Compliance Officer Name ] is an employee of [                    ] and serves as our Chief Compliance Officer on an independent contractor basis pursuant to an [ agreement ] with [                    ] [ CCO’s biography ]. ]

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between our independent registered public accounting firm and the Board.

[                ], [                ] and [                ] are members of the Audit Committee and [                ] serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and the listing standards of [ ]. Our Board has determined that [ ] is an audit committee financial expert as defined under SEC rules. [ The Audit Committee has not met during the current fiscal year ending December 31, 2024.]

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a)	recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

(b)	makes recommendations with regard to the tenure of the directors;

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	recommends to the Board the compensation to be paid to the independent directors of the Board.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

[                ], [                ] and [                ] are members of the Nominating and Corporate Governance Committee and [ ] as Chair. [ The Nominating and Corporate Governance Committee has not met during the current fiscal year ending December 31, 2024. ]

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member;

•	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

•	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its stockholders.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors.

[                ], [                ] and [                ] are members of the Compensation Committee and the Chair is [                ]. [The Compensation Committee has not met during the current fiscal year ending December 31, 2024. ]

Compensation and Insider Participation

The following table sets forth the compensation received by our directors for the year ended [ December 31, 2024 ].

Name	Aggregate Compensation From Fund(1)		Pension or Retirement Benefits Accrued As Part of Fund Expenses(2)		Total
Interested Directors
Dr. Najamul Kidwai	$	[●]	$	[●]	$	[●]
Mr. Michael Lempres	$	[●]	$	[●]	$	[●]
Mr. Michael Zhao	$	[●]	$	[●]	$	[●]
Independent Directors
Ms. Lake Dai	$	[●]	$	[●]	$	[●]
Mr. Mathew Krna	$	[●]	$	[●]	$	[●]
Mr. Jeffery H. Singer	$	[●]	$	[●]	$	[●]
Ms. Sara Wardell-Smith	$	[●]	$	[●]	$	[●]

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Director Compensation

No compensation is paid to our directors considered to be “interested persons” as defined in the Investment Company Act. Our Independent Directors who do not also serve in an officer capacity for us or the Adviser are entitled to receive an annual fee for serving as a member of the Board and on Board committees. This fee is equal to $[●], paid quarterly or at any other interval provided in our policies as in effect from time to time. The annual fee is not paid in cash but in the form of shares that may be purchased with an equal amount of cash when the fee is due. We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.

Officer Compensation

None of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf. We have outsourced the functions of our Chief Compliance Officer to [ CCO Name ], an employee of [         ]. [         ] receives a monthly fee for services provided to us, and we reimburse [         ] for certain out-of-pocket expenses incurred on our behalf.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Company for which the portfolio managers are primarily responsible for the day-to-day portfolio:

	Number of Other Accounts Managed and Assets by Account Type						Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Najamul Kidwai	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]

Michael Zhao	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]

Michael Lempres	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]	$	[●]

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Adviser.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our common stock beneficially owned by the members of the Investment Committee within one of the following dollar ranges as of [ date ]: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities in C1 Fund Inc.(1)(2)
Najamul Kidwai	[●]
Michael Zhao	[●]
Michael Lempres	[●]

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities of the Company beneficially owned by the members of the Investment Committee, if applicable, is calculated by multiplying our NAV per share as of [ date ] of $[●] times the number of shares beneficially owned.

Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at https://c1fund.com. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is attached as an exhibit hereto and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, the words “we,” “our” and “us” refer to C1 Advisors LLC

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling collect [●]; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: C1 Advisors LLC, 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301.

CONFLICTS OF INTEREST

Transactions with Related Persons

Investment Advisory Agreement

On [ date ], the Company entered into the Investment Advisory Agreement with the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the Investment Company Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the Investment Company Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority (as defined under the Investment Company Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days’ written notice.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee. The cost of the Management Fee will ultimately be borne by the Company’s stockholders.

The management fee is payable quarterly in arrears. The Management Fee will be payable at an annual rate of 2.50% of our average gross assets including assets purchased with borrowed amounts, if any, at the end of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

The Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Adviser intends to put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the Investment Company Act, and to take all necessary steps that might be necessary to comply with applicable legal requirements.

License Agreement

We entered into the License Agreement with C1 Digital Media Corp, pursuant to which we were granted a non-exclusive license to use the names “C1 Fund,” “C1 Thirty,” and “C1 30” for a nominal payment. Under the License Agreement, we have a right to use the names “C1 Fund” and “C1 TOP30” for so long as the Adviser or one of its affiliates remains our investment adviser. We pay a nominal fee to C1 Digital Media Corp. for this right. Other than with respect to this limited license, we have no legal right to the names “C1 Fund,” “C1 30,” “C1 Thirty,” or the C1 Fund logo.

Certain Business Relationships

The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Certain members of the Adviser’s investment team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the principals of our Sponsor and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. For example, Dr. Kidwai, has invested in EQUIAM, which has invested in digital asset services and technology companies and, subject to the Adviser’s conflicts of interest procedures, we may seek to invest in the same companies EQUIAM has previously invested in. In serving in these multiple capacities, they may have obligations to other investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The principals of the Adviser, employees of the Sponsor and other funds managed by the Sponsor may receive investment opportunities that we may not have access to.

In addition, Dr. Kidwai is a stockholder in Forge, a private securities marketplace and EQUIAM, a leading, private-markets-focused venture capital fund. We may utilize these companies as a means to acquire equity and equity-related interests to the extent consistent with applicable law, including particularly the affiliated transaction restrictions of the Investment Company Act and the Adviser’s duty to seek best execution for our transactions involving the purchase or sale of securities.

Any fees charged by Forge or EQUIAM will be charged to the Company to the same extent as any other market participant, to the extent this may be permitted under applicable law.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Affiliated Transactions

As a registered investment company, we are subject to certain regulatory restrictions in co-investing with individuals or entities with which we may be restricted from doing so under the Investment Company Act unless we obtain an exemptive order from the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. We, the Adviser and certain of its affiliates may also submit an exemptive application to the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates to the extent we are unable to rely on the MassMutual No Action Letter in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that this exemptive order will be granted. If such relief is granted, then we will be permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

CLOSED-END FUND STRUCTURE

Common stock of closed-end funds frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. In addition to NAV, the market price of shares of our common stock may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that shares of our common stock may trade at a discount from their NAV, and that any such discount may not be in the best interest of stockholders, the Board, in consultation with the Adviser may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in shares of our common stock.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in the Company’s books and records of each current director, the Company’s officers, the officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The table shows such ownership as of [ date ].

Name and Address	Shares Owned	Percentage(1)
5% Owners
[ Name ]	[●]	[●]	%
Interested Directors
Dr. Najamul Kidwai	[●]	[●]	%
Mr. Michael Lempres	[●]	[●]	%
Mr. Michael Zhao	[●]	[●]	%
Independent Directors
Ms. Lake Dai	[●]	[●]	%
Mr. Mathew Krna	[●]	[●]	%
Mr. Jeffery H. Singer	[●]	[●]	%
Ms. Sara Wardell-Smith	[●]	[●]	%
Officers
Dr. Najamul Kidwai, President and Chief Executive Officer	[●]	[●]	%
David Hytha, Secretary, Treasurer and Chief Financial Officer	[●]	[●]	%
[ Name ], Chief Compliance Officer	[●]	[●]	%
All officers and directors as a group ([ ] persons)	[●]	[●]	%

*	Less than 1%.
(1)	Percentage based on [●] shares issued and outstanding as of [ date ] .

The address for each of the directors and officers is C1 Fund Inc., 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301.

Equity Owned by Directors in the Company

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of [ date ] stated as one of the following dollar ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — 100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in C1 Fund Inc.(1)(2)
Dr. Najamul Kidwai	[●]
Mr. Michael Lempres	[●]
Mr. Michael Zhao	[●]
Ms. Lake Dai	[●]
Mr. Mathew Krna	[●]
Mr. Jeffery H. Singer	[●]
Ms. Sara Wardell-Smith	[●]

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying our NAV per share as of [date ] of $[●] times the number of shares beneficially owned.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Though we acquire and dispose of certain of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS

Part A:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

(2)	Exhibits

(a)	Articles of Incorporation *
(b)	Bylaws *
(c)	Not Applicable
(d)	Not Applicable
(e)(1)	Dividend Reinvestment Plan **
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement**
(i)	Underwriting Agreement**
(j)(1)	Custody Agreement **
(k)(1)	Fund Accounting Servicing Agreement **
(k)(2)	Fund Administration Servicing Agreement**
(k)(3)	License Agreement**
(k)(4)	Transfer Agency Servicing Agreement **
(1)	Opinion and Consent of Dentons US LLP **
(m)	[ Consent to Service (*) / Not applicable ]
(n)(1)	Consent of Independent Registered Public Accounting Firm **
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics of the Registrant **
(s)	Filing Fee Table *
(t)	Power of Attorney *

*        Filed herewith.
**      To be filed by amendment.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution	Amount
U.S. Securities and Exchange Commission registration fee	$	[●]
FINRA Filing Fee	$	[●]
Exchange listing fees	$	[●]
Printing expenses	$	[●]
Legal fees and expenses	$	[●]
Accounting fees and expenses	$	[●]
Miscellaneous	$	[●]
Total	$	[●]

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings "The Company," "Management," "Conflicts of Interest" and "Control Persons and Principal Stockholders" in this Registration Statement is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of [                  ], 2024.

Title of Class	Number of Record Holders
Common Stock	[●]

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the Investment Company Act, the above indemnification is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an "Indemnitee") are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee's gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee's gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled "The Company," "Management" and "Management of the Company." Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC (SEC File No. 801-123048), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, C1 Fund Inc., 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301;

(2)	the Transfer Agent, [ ];

(3)	the Custodian, [ ]; and

(4)	the Adviser, C1 Advisors LLC, 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of the registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	We undertake that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)	We undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Virginia Beach, and the State of Virginia on November 12, 2024.

C1 FUND INC.

By:	/s/ David Hytha
Name:	David Hytha
Title:	Secretary, Treasurer and Chief Financial Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints David Hytha and Najamul Kidwai, and each of them, as his or her true lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and in his or her name, place or stead, in any and all capacities to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments, and to file the same, with the Securities and Exchange Commission, granting onto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 12, 2024.

Name	Title

/s/ Najamul Kidwai	Director, President,and Chief Executive Officer
Najamul Kidwai	(Principal Executive Officer)

/s/ Michael Lempres	Director, Chairman of the Board
Michael Lempres

/s/ Michael Zhao	Director, Vice Chairman of the Board
Michael Zhao

/s/ Mathew Krna	Independent Director
Mathew Krna

/s/ Lake Dai	Independent Director
Lake Dai

/s/ Jeffery H. Singer	Independent Director
Jeffery H. Singer

/s/ Sara Wardell-Smith	Independent Director
Sara Wardell-Smith